As filed with the Securities and Exchange Commission on January 26, 2023
Securities Act Registration No. 333‑173080
Investment Company Act Registration No. 811‑22538

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

Pre‑Effective Amendment No.	☐
Post-Effective Amendment No. 106	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 115

(Check appropriate box or boxes.)	☒

ADVISERS INVESTMENT TRUST
(Exact Name of Registrant as Specified in Charter)

50 S. LaSalle Street
Chicago, Illinois 60603
(Address of Principal Executive Offices) (Zip Code)
Registrant’s Telephone Number, including Area Code: 866‑638‑5859
Barbara J. Nelligan
50 S. LaSalle Street
Chicago, Illinois 60603

With copy to:
Michael V. Wible
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, OH 43215-6101

Approximate date of proposed public offering:
It is proposed that this filing will become effective:

☐	Immediately upon filing pursuant to paragraph (b)
☒	On January 28, 2023 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	On (date) pursuant to paragraph (a)(2) of Rule 485.
If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND
Class I Shares (Ticker: VTUIX)
PROSPECTUS
Dated January 28, 2023

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND
A series of Advisers Investment Trust

To Learn More	Back Cover

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FUND SUMMARY
Vontobel U.S. Equity Institutional Fund
Investment Objective
The Vontobel U.S. Equity Institutional Fund (the “Fund”) has an investment objective of providing long-term capital appreciation.
Fees and Expenses
This table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.
Shareholder Fees (Fees paid directly from your investment)

Class I Shares
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	None
Maximum deferred sales charge (load) (as a percentage of amount redeemed))	None
Redemption fee (as a percentage of amount redeemed)	None
Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class I Shares
Management Fee	0.50%
Distribution (Rule 12b‑1) Fees	None
Other Expenses	2.24%
Total Annual Fund Operating Expenses	2.74%
Fee Waivers and/or Reimbursements[1]	(2.09)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Reimbursement	0.65%

[1]
Vontobel Asset Management, Inc. (the “Adviser”) has contractually agreed to waive fees and/or reimburse expenses to the extent that Total Annual Fund Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) exceed 0.65% for Class I Shares until January 28, 2024. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the Total Annual Fund Operating Expenses (exclusive of brokerage and other transaction expenses relating to the purchase or sale of portfolio investments, interest, taxes, short sale dividends and financing costs associated with the use of the cash proceeds on securities sold short, litigation and indemnification expenses, expenses associated with the investments in underlying investment companies and extraordinary expenses (as determined under generally accepted principles)) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and/or reimburse expenses will automatically renew annually from year to year on the effective date of each subsequent annual update to the Fund’s registration statement, until such time as the Adviser provides written notice of non‑renewal, and will terminate automatically upon termination of the Investment Advisory Agreement.

Example
The example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The contractual expense limitation for the Fund is reflected only in the 1 year example. Although your actual costs may be higher or lower, based on these assumptions your costs would be as follows:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$66	$651	$1,263	$2,917

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Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover was 50.11% of the average value of its portfolio.
Principal Investment Strategies
Under normal circumstances, the Fund invests at least 80% of its assets (net assets plus the amount of borrowings for investment purposes) in equity securities of U.S. issuers of any capitalization. Shareholders will be given 60 days’ advance notice of any change to this policy. Equity securities include common and preferred stocks, securities convertible or exchangeable into common stocks, warrants, rights to purchase common stocks, and real estate investment trusts (“REITs”).
The Fund seeks to provide investors with access to high-quality U.S. companies. The securities selected for inclusion in the Fund are those that, in the opinion of the Adviser, are well-managed businesses with consistent operating histories and financial performance that have favorable long-term economic prospects and, in most cases, generate free cash flow. Free cash flow is the difference between operating cash flow and capital expenditures and represents the cash available to develop new products, make acquisitions, pay dividends and reduce debt. Over full market cycles, the investment style is designed with the objective of capturing part of the up market cycles and may offer protection in down market cycles, although there is no guarantee that it will do so. The Adviser implements a bottom‑up stock selection process and generally does not look for special circumstances or cyclical market timing events. The Adviser anticipates that stocks held by the Fund will perform well as long as the general economic environment is favorable. However, Fund holdings are also expected to have defensive qualities and are selected with the expectation that they outperform the growth of the weighted average earnings per share of the indices when economies or markets fail to perform well. The Fund’s holdings tend to underperform during late stage boom markets or during a market bounce following a collapse; times when more cyclical and higher levered companies tend to outperform.
In determining which portfolio securities to sell, the Adviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the Adviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power, and whether, in the Adviser’s opinion, there has been a loss of a long-term competitive advantage.
Additionally, the Fund may invest up to 20% of its assets in securities of issuers located in Canada or in sponsored or unsponsored American Depositary Receipts (“ADRs”) of foreign companies located in developing or emerging markets countries. Emerging markets generally will include countries of every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. The Adviser primarily relies on the country where the issuer is incorporated, is headquartered or has its principal place of business in determining the “location” of an issuer. The Adviser will also consider as companies of an emerging markets country or countries certain issuers that are not actually domiciled in or do not have their principal place of business in an emerging markets country or countries, but that have at least 50% of their assets in, or expect to derive at least 50% of their total revenues or profits from, goods or services produced in or sales made in an emerging markets country or countries. This evaluation is conducted so as to determine that the issuer’s assets are exposed to the economic fortunes and risks of a designated country or countries.
Principal Investment Risks
All investments carry a certain amount of risk, and the Fund cannot guarantee that it will achieve its investment objective. The value of the Fund’s investments will fluctuate with market conditions, and the value of your investment in the Fund also will vary. You could lose money on your investment in the Fund, or the Fund could perform worse than other investments. Investments in the Fund are not deposits of a bank and are not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. Below are the main risks of investing in the Fund. All of the risks listed below are material to the Fund, regardless of the order in which they appear.
Equity Securities Risk.    The risk that events negatively affecting issuers, industries, or financial markets in which the Fund invests will impact the value of the stocks held by the Fund and thus, the value of the Fund’s shares over short or extended periods. Investments in a particular style or in small or medium‑sized companies may enhance that risk.

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Small‑Cap and Mid‑Cap Company Risk.    The small and mid‑capitalization companies in which the Fund invests in may be more vulnerable to adverse business or economic events than larger, more established companies. In particular, these small and mid‑capitalization companies may have limited product lines, markets, and financial resources, and may depend upon relatively small management groups. Therefore, small and mid‑capitalization stocks may be more volatile than those of larger companies.
Large Cap Company Risk.    The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
Currency Rate Risk.    Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Fund’s holdings in foreign securities.
Emerging Market Investing Risk.    The risk that prices of emerging markets securities will be more volatile, or will be more greatly affected by negative conditions, than those of their counterparts in more established foreign markets. Investing in emerging market securities exposes the Fund to economic structures that are generally less diverse and mature and to political systems that may be less stable than those of developed countries.
Depositary Receipts Risk.    The Fund may invest in securities of foreign issuers in the form of depositary receipts, such as ADRs. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Under an unsponsored depositary receipt arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid directly by the depositary receipt holders. Because unsponsored depositary receipt arrangements are organized independently and without the cooperation of the issuer of the underlying securities, available information concerning the foreign issuer may not be as current as for sponsored depositary receipts and voting rights with respect to the deposited securities are not passed through.
Foreign Investing Risk.    Foreign investing involves risks not typically associated with U.S. investments, including adverse fluctuations in foreign currency values and adverse political, social, and economic developments affecting a foreign country. Prices of foreign securities may be more volatile than those of their domestic counterparts.
Convertible Securities Risk.    The market value of convertible securities and other debt securities tends to fall when prevailing interest rates rise. The value of convertible securities also tends to change whenever the market value of the underlying common or preferred stock fluctuates.
Preferred Stock Risk.    The rights of holders of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
Market Volatility Risk.    The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be temporary or may last for extended periods. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Political events, including armed conflict, tariffs and economic sanctions also contribute to market volatility. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID‑19), epidemics, terrorism, climate change or climate-related events, regulatory events, disruptions to business operations and supply chains, staffing shortages, and governmental or quasi-governmental actions.
REIT Risk.    Investing in real estate investment trusts, or “REITs,” involves certain unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are also subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. By investing in REITs through the Fund, a shareholder will bear expenses of the REITs in addition to Fund expenses.
Performance
The bar chart and performance table below provide an indication of the risks of an investment in the Fund by showing how the Fund’s performance has varied from year to year, and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Performance reflects contractual fee waivers in effect. If fee waivers were not in place, performance would be reduced. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors who hold their

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Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available by calling 866‑252‑5393 (toll free) or 312‑630‑6583.
Portfolio Management
Annual Return – Class I Shares for year ended December 31*

Best Quarter	2Q 2020	18.04%
Worst Quarter	1Q 2020	(18.54)%

*	The Fund’s fiscal year end is September 30. The Fund’s most recent quarterly return (since the end of the last fiscal year) through December 31, 2022 was 9.57%.
Average Annual Total Returns for the Periods Ended December 31, 2022

Class I Shares	1 Year	Since Inception*
Before Taxes	-15.42%	10.06%
After Taxes on Distributions	-16.35%	8.94%
After Taxes on Distributions and Sale of Fund Shares	-8.48%	7.94%
S&P 500 Index (reflects no deduction for fees and expenses)^	-18.11%	10.34%

*	Class I Shares of the Fund commenced operations on March 27, 2018.

^	Index returns shown are net of withholding taxes.
After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown, and after‑tax returns shown are not relevant to investors who hold their Fund shares through tax‑deferred arrangements, such as 401(k) plans or individual retirement accounts.

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Portfolio Management
Investment Adviser
The Fund’s investment adviser is Vontobel Asset Management, Inc. (the “Adviser” or “Vontobel”).

Name	Title	Served on the Fund Since
Matthew Benkendorf	CIO Quality Growth/ Managing	Inception: March 27, 2018
Director/ Portfolio Manager
Edwin Walczak	Managing Director/ Portfolio	Inception: March 27, 2018
Manager
Chul Chang	Executive Director/ Portfolio	June 30, 2020
Manager
Buying and Selling Fund Shares
Purchase Minimums

Minimum Initial Investment	$1,000,000
Minimum Additional Investment:	None
To Buy or Sell Shares:
Vontobel U.S. Equity Institutional Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, IL 60680-4766
Telephone: 866 252‑5393 (toll free) or 312‑630‑6583
Shares of the Fund are offered only on a limited basis. Please refer to “Your Account – How to Purchase Shares.”
You can buy or sell shares of the Fund on any business day which the Fund is open through your broker or financial intermediary, or by mail or telephone. You can pay for shares by wire.
Dividends, Capital Gains and Taxes
The Fund intends to make distributions that are generally taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax‑advantaged investment plan.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

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Additional Information on Fund Investment Objectives, Strategies, and Risks
Investment Objectives
The Fund has an investment objective of providing long-term capital appreciation.
Strategies
The Fund’s 80% investment policy is non‑fundamental and can be changed by the Fund’s Board of Trustees upon 60 days’ prior notice to shareholders.
The Fund has a policy to invest, under normal circumstances, at least 80% of the value of its “assets” in certain types of investments suggested by its name (the “80% Policy”). The Fund’s 80% Policy is described in the Fund Summary section of this prospectus. For purposes of the 80% Policy, the term “assets” means net assets plus the amount of borrowings for investment purposes. The Fund must comply with its 80% Policy at the time the Fund invests its assets. Accordingly, if the Fund no longer meets the 80% requirement as a result of circumstances beyond its control, such as changes in the value of portfolio holdings, it would not have to sell its holdings, but any new investments it makes would need to be consistent with its 80% Policy.
In addition to the investments and strategies described in this prospectus, the Fund also may invest to a lesser extent in other securities, use other strategies and engage in other investment practices that are not part of its principal investment strategy. These investments and strategies, as well as those described in this prospectus, are described in detail in the Fund’s Statement of Additional Information (“SAI”) (for information on how to obtain a copy of the SAI see the back cover of this prospectus). There is no guarantee that the Fund will achieve their investment goals.
The Fund, under normal circumstances, invests in equity securities of issuers located in the United States. Additionally, the Fund may invest up to 20% of its assets in securities of issuers located in Canada or in sponsored or unsponsored American Depositary Receipts (“ADRs”) of foreign companies located in developing or emerging countries. ADRs are typically issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. The World Bank and other international agencies define an emerging or developing country on the basis of such factors as trade initiatives, per capita income, and level of industrialization. Emerging markets countries generally include every nation in the world except the U.S., Canada, Japan, Australia, New Zealand, and most nations located in Western Europe. The Adviser primarily relies on the country where the issuer is incorporated, is headquartered, or has its principal place of business in determining the “location” of an issuer. The Fund may consider a company to be “located” in a particular country even if it is not domiciled in, or have its principal place of business in, that country if at least 50% of its assets are in, or it expects to derive at least 50% of its total revenue or profits from, goods or services produced in or sales made in that country.
Generally, the Adviser uses a bottom‑up stock and business analysis approach when assessing potential investments for the Fund. The Adviser makes its assessments by examining companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. The Fund may invest substantially all of its assets in common stocks if the Adviser believes that common stocks will appreciate in value. The Adviser seeks to identify companies whose businesses are highly profitable, have consistent operating histories and financial performance, and enjoy generally favorable long-term economic prospects.
The Adviser looks for equity securities of companies selling for a price that is below its intrinsic worth due to factors such as market or economic conditions, temporary earnings declines, unfavorable developments affecting the company, or other factors. The Adviser believes that buying these securities at a price that is below their intrinsic worth may generate returns that exceed the “normalized risk-free” rate, defined as the rate of return available on long-term government securities or their equivalent in each country in which the Fund invests.
In determining which portfolio securities to sell, the Adviser focuses on the operating results of the portfolio companies, not price quotations, to measure the success of an investment. In making sell decisions, the Adviser considers, among other things, whether a security’s price target has been met, whether there has been an overvaluation of the issuer by the market, whether there has been a clear deterioration of future earnings power, and whether, in the Adviser’s opinion, there has been a loss of a long-term competitive advantage.
Temporary Defensive Strategy
If the Adviser does not believe that market conditions are favorable to the Fund’s principal investment strategies, the Fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing all of its

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assets in domestic and foreign short-term money market instruments, including government obligations, certificates of deposit, bankers’ acceptances, time deposits, commercial paper, short-term corporate debt securities, and repurchase agreements. When this allocation occurs, the Fund may not achieve its investment objective.
Investment Risks
Any investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. Generally, the Fund will be subject to the following risks:
Equity Securities Risk    Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity securities also are subject to “stock market risk,” meaning that stock prices in general may decline over short or extended periods of time. When the value of the stocks held by the Fund goes down, the value of the Fund’s shares will be affected.
Large Cap Company Risk    The value of investments in larger companies may not rise as much as smaller companies, or larger companies may be unable to respond quickly to competitive challenges, such as changes in technology and consumer tastes.
Small and Mid‑Cap Company Risk    Small and medium‑sized companies often have narrower markets, fewer products or services to offer, and more limited managerial and financial resources than larger, more established companies. As a result, the performance of small and medium‑sized companies may be more volatile, and they may face a greater risk of business failure, which could increase the volatility and risk of loss to the Fund. In particular, these small and mid‑capitalization companies may have limited product lines, markets and financial resources, and may depend upon relatively small management groups. Therefore, small and mid‑capitalization stocks may be more volatile than those of larger companies.
Foreign Investing Risks    Investing in securities of non‑U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies, and the values of non‑U.S. securities may be more volatile than those of U.S. securities. The values of non‑U.S. securities are subject to economic and political developments in countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and changes in currency exchange rates. Trade tensions and economic sanctions on individuals and companies can contribute to market volatility. Values may also be affected by restrictions on receiving the investment proceeds from a non‑U.S. country.
In general, less information is publicly available about non‑U.S. companies than about U.S. companies. Non‑U.S. companies are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Certain foreign issuers classified as passive foreign investment companies may be subject to additional taxation risk.
Currency Rate Risk    Because the foreign securities in which the Fund may invest generally trade in currencies other than the U.S. dollar, changes in currency exchange rates will affect the Fund’s net asset value, the value of dividends and interest earned, and gains and losses realized on the sale of securities. Because the value of the Fund’s shares is calculated in U.S. dollars, it is possible for the Fund to lose money by investing in a foreign security if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Generally, a strong U.S. dollar relative to such other currencies will adversely affect the value of the Fund’s holdings in foreign securities.
Emerging Market Investing Risk    The risks of foreign investments are generally greater in countries whose markets are still developing than they are in more developed markets. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Since these markets are often small, they may be less liquid and more likely to suffer sharp and frequent price changes or long-term price depression because of adverse publicity, investor perceptions or the actions of a few large investors. They may also have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will.
Emerging market countries may have different regulatory, accounting, auditing, and financial reporting and record keeping standards and may have material limitations on PCAOB inspection, investigation, and enforcement. Therefore, the availability and reliability of information, particularly financial information, material to an investment decision in emerging market companies may be limited in scope and reliability as compared to information provided by companies in more developed markets. Certain emerging markets may also face other significant internal or external risks, including the risk of war and civil unrest. For all of these reasons, investments in emerging markets may be considered speculative.

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Depositary Receipts Risk    The Fund may invest in securities of foreign issuers in the form of depositary receipts, such as ADRs, EDRs and GDRs, which typically are issued by local financial institutions and evidence ownership of the underlying securities. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is, in the United States, considered material. Therefore, there may be less information available regarding these issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore may be considered to be illiquid securities.
Preferred Stock Risk    Preferred stock, unlike common stock, offers a stated dividend rate payable from a corporation’s earnings. Such preferred stock dividends may be cumulative or non‑cumulative, participating or auction rate. If interest rates rise, the fixed dividend on preferred stocks may be less attractive, causing the price of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions, as well as call/redemption provisions prior to maturity, a negative feature when interest rates decline. Dividends on some preferred stock may be “cumulative,” requiring all or a portion of prior unpaid dividends to be paid before dividends are paid on the issuer’s common stock. Preferred stock also generally has a preference over common stock on the distribution of a corporation’s assets in the event of liquidation of the corporation, and may be “participating,” which means that it may be entitled to a dividend exceeding the stated dividend in certain cases. The rights of holders of preferred stock on the distribution of a corporation’s assets in the event of liquidation are generally subordinate to the rights associated with a corporation’s debt securities.
Convertible Securities Risk    Convertible securities are securities that may be converted either at a stated price or at a stated rate within a specified period of time into a specified number of shares of common stock. By investing in convertible securities, the Fund seeks the opportunity, through the conversion feature, to participate in the capital appreciation of the common stock into which the securities are convertible, while investing at a better price than may be available on the common stock or obtaining a higher fixed rate of return than is available on common stocks.
Market Volatility Risk    Overall stock market risks may also affect the value of the Fund. The risk that the value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies and/or general economic conditions, disruptions to business operations and supply chains, and staffing shortages. The net asset value of the Fund will fluctuate based on changes in the value of the securities in which the Fund invests. The price of securities may rise or fall because of economic or political changes. Security prices in general may decline over short or even extended periods of time. Factors such as domestic and international economic growth and market conditions, interest rate levels and political events affect the securities markets. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Continuing uncertainties about interest rates, armed conflicts, rising government debt, political events, trade tensions and economic sanctions also contribute to market volatility. Securities in the Fund’s portfolio may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics (including COVID‑19), epidemics, climate change or climate-related events, terrorism, regulatory events and governmental or quasi-governmental actions.
REIT Risk    The Fund’s investments in REITs involve unique risks in addition to those associated with the real estate sector generally. REITs whose underlying properties are concentrated in a particular industry or region are subject to risks affecting such industries and regions. REITs (especially mortgage REITs) are also subject to interest rate risks. Any investments in REITs by the Fund will result in Fund shareholders bearing expenses of the REITs in addition to expenses of the Fund.
Portfolio Holdings Disclosure
A description of the Fund’s policies and procedures with respect to the disclosure of the portfolio holdings is available in the SAI (for information on how to obtain a copy of the SAI see the back cover of this prospectus).
Cybersecurity
The computer systems, networks, and devices used by the Fund and its service providers to carry out routine business operations employ a variety of protections designed to prevent damage or interruption from computer viruses, network failures, computer and telecommunication failures, infiltration by unauthorized persons and security breaches. Despite the various protections utilized by the Fund and its service providers, systems, networks, or devices potentially can be breached. The Fund and its shareholders could be negatively impacted as a result of a cybersecurity breach.
Cybersecurity breaches can include unauthorized access to systems, networks, or devices; infection from computer viruses or other malicious software code; and attacks that shut down, disable, slow, or otherwise disrupt operations, business processes,

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or website access or functionality. Cybersecurity breaches may cause disruptions and impact the Fund’s business operations, potentially resulting in financial losses; interference with the Fund’s ability to calculate its NAV; impediments to trading; the inability of the Fund, the Adviser, and other service providers to transact business; violations of applicable privacy and other laws; regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs; as well as the inadvertent release of confidential information.
Similar adverse consequences could result from cybersecurity breaches affecting issuers of securities in which the Fund invests; counterparties with which the Fund engages in transactions; governmental and other regulatory authorities; exchange and other financial market operators, banks, brokers, dealers, insurance companies, and other financial institutions (including financial intermediaries and service providers for the Fund’s shareholders); and other parties. In addition, substantial costs may be incurred by these entities in order to prevent any cybersecurity breaches in the future.
Management of the Fund
Investment Adviser
Vontobel is located at 1540 Broadway, 38th Floor, New York, NY 10036. Vontobel is a wholly-owned and controlled subsidiary of Vontobel Holding AG, a Swiss bank holding company, having its registered offices in Zurich, Switzerland. In addition to U.S. registered investment companies, Vontobel also acts as Adviser to six series of a Luxembourg investment fund that accepts investments from non‑U.S. investors only and that was organized by an affiliate of Vontobel. Vontobel has provided investment advisory services to mutual fund clients since 1990. As of December 31, 2022, Vontobel had approximately $23.8 billion in assets under management.
Under the Fund’s Investment Advisory Agreement, the Adviser charges the Fund a management fee that is calculated on the Fund’s average daily net assets. The Adviser receives an annual advisory fee as follows:

Fund	Management Fee
Vontobel U.S. Equity Institutional Fund	0.50% on the first $500 million
0.45% on assets over $500 million
Disclosure regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement between the Adviser and the Trust, on behalf of the Fund, is available in the Fund’s semi-annual report to shareholders for the period ended March 31, 2022.
Portfolio Management
Matthew Benkendorf
Mr. Benkendorf is the Lead-Portfolio Manager of the Fund. Since 2016, he has been the Chief Investment Officer of Vontobel and a Managing Director. Mr. Benkendorf has held various positions with Vontobel since joining the firm, including Deputy Portfolio Manager from 2013 to 2016, Executive Director from April 2012 to April 2013; Director from July 2009 to April 2012; Vice President from 2007 to 2009; and Assistant Vice President from 2005 to 2007. Mr. Benkendorf joined Vontobel in 1999 as a Portfolio Administrator. Matthew Benkendorf received a Bachelor of Science in Business Administration in Finance from the University of Denver in Colorado.
Edwin Walczak
Mr. Walczak is one of the Portfolio Managers of the Fund and the Managing Director of the U.S. Equity strategy. He joined Vontobel in July 1988. Mr. Walczak has held a management position on the U.S. Equity strategy since its inception. Mr. Walczak has been the deputy portfolio manager of the U.S. Equity strategy since 2012. Mr. Walczak was lead portfolio manager of the strategy from 1988 to 2012. Prior to joining Vontobel, from 1984 to 1988, Mr. Walczak worked as an institutional portfolio manager at Lazard Frères Asset Management. He received an M.B.A. in finance and an M.A. in international politics and economics from Columbia University, and was an International Fellow in Columbia Graduate School. In addition, he received a B.A. (Phi Beta Kappa) in government from Colby College.
Chul Chang
Mr. Chang is one of the Portfolio Managers of the Fund. He joined Vontobel in April 2009 as a Senior Quantitative Analyst. In addition to his quantitative analysis responsibilities, he is also on the Risk Management Team and works as a Senior Research Analyst. He expanded his role in June 2020, becoming a Portfolio Manager on the firm’s U.S. Equity strategy. Prior to joining Vontobel, from 2003 to 2009, Mr. Chang was a Director in Investment Services at AG Asset Management.

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He began his financial career in 2000 at Alliance Bernstein where he worked in relationship management until 2003. He received a Master of Business Administration from Columbia University and a Bachelor of Science in Applied Economics from Cornell University in New York. Mr. Chang is a CFA® charterholder.
The SAI provides additional information about the portfolio manager’s compensation structure, other managed accounts, and ownership of securities in the Fund.
Historical Investment Returns of the Adviser’s U.S. Equity Strategy Composite
The Adviser manages various accounts using the U.S. Equity Strategy, which employ investment objectives, policies, and strategies substantially similar to those of the Fund. The U.S. Equity Composite investment returns shown below include all segregated accounts managed by the Adviser using the U.S. Equity Strategy. The information for the composite is provided to show the past investment return of the Adviser in managing the strategy, as measured against specific market indices. The investment return of the composite does not represent the historical investment returns of the Fund and should not be considered a substitute for, or indicative of, the future investment returns of the Fund. Future results may differ from past results because of, among other things, differences in brokerage commissions; account expenses, including management fees; the size of positions taken in relation to account size and diversification of securities; timing of purchases and sales; and availability of cash for new investments. In addition, the accounts are not subject to certain investment limitations or other restrictions imposed by the Investment Company Act of 1940, as amended and the Internal Revenue Code, or fees and charges assessed by mutual funds, which, if applicable, may have adversely affected the investment return results of the accounts during the period shown. The investment returns of the Fund for future periods will vary.
The Adviser provided the information shown below and calculated the investment return information. The rate of return for the accounts includes realized and unrealized gains plus income, including accrued income. Returns from cash and cash equivalents in the accounts are included in the investment return calculations, and the cash and cash equivalents are included in the total assets on which the investment return is calculated. The accounts are valued at least monthly. Results include the reinvestment of dividends and capital gains.
U.S. Equity Composite
Performance Returns
For Years Ended December 31

Calendar Year	Composite Return (Net of Fees)	Composite Return (Gross of Fees)	S&P 500 Index
2022	‑15.17%	‑14.95%	‑18.11%
2021	19.95%	20.26%	28.71%
2020	17.30%	17.63%	18.40%
2019	31.79%	32.16%	31.49%
2018	0.10%	0.39%	-4.38%
2017	26.63%	27.09%	21.83%
2016	10.08%	10.52%	11.96%
2015	6.82%	8.55%	1.38%
2014	8.37%	10.16%	13.69%
2013	28.63%	30.60%	32.39%
2012	16.71%	18.51%	16.00%
2011	9.24%	11.04%	2.11%
2010	12.77%	14.85%	15.06%
2009	20.81%	23.10%	26.46%
2008	-29.36%	-27.88%	-37.00%
2007	-4.45%	-2.67%	5.49%
2006	12.27%	13.93%	15.79%

Average Annual Returns	Composite Return (Net of Fees)	Composite Return (Gross of Fees)	Benchmark[1]
1 year ended December 31, 2022	‑15.17%	‑14.95%	‑18.11%
5 years ended December 31, 2022	9.51%	9.80%	9.42%
10 years ended December 31, 2022	12.57%	13.35%	12.56%

[1]
The composite’s gross rates of return are presented before the deduction of investment management fees, other investment-related fees, and after the deduction of foreign withholding taxes, brokerage commissions, and transaction costs. An investor’s actual return will be

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reduced by investment advisory fees. The composite’s net rates of return are presented after the deduction of all fees, including sales loads if any, such as: investment management fees, brokerage commissions, transaction costs, other investment-related fees, and foreign withholding taxes. Such investment management fees are actual fees, and do not contain any performance-based fee components. Effective January 2016, the net returns reflect daily accruing of fees based on each account’s investment management fee schedule. Prior to 2016, the net returns were calculated using actual fees recorded on a cash basis, net of total expense ratio for pooled vehicles. Results portrayed reflect the reinvestment of dividends and other earnings. Past investment returns are no guarantee of future results. The inception date of the U.S. Equity Composite is April 5, 1990. The comparison to an index is provided for informational purposes only and should not be used as the basis for making an investment. There may be significant differences between the composite and the index, including but not limited to the risk profile, liquidity, volatility, and asset composition. The S&P 500 Index is an unmanaged index consisting of securities listed on exchanges in the United States. The benchmark is used for comparative purposes only and generally reflects the risk or investment style of the investments in the composite. The index is calculated on a total return basis with dividends reinvested, but does not reflect fees, brokerage commissions, or other investment expenses, and is expressed in U.S. dollars. The Adviser claims compliance with the Global Investment Performance Standards (GIPS®). The Adviser has been independently verified for the periods from January 1, 2001 through December 31, 2020. The verification reports and performance examination reports are available upon request.
Administrator, Distributor, Transfer Agent and Custodian
The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Fund’s Administrator, Fund Accounting Agent, Transfer Agent, and Custodian. Foreside Fund Officer Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides compliance services and financial controls services to the Fund. Foreside Financial Services, LLC (the “Distributor”), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), 3 Canal Plaza, Suite 100, Portland, Maine 04101 distributes shares of the Fund.
Your Account
Pricing Your Shares
When you buy and sell shares of the Fund, the price of the shares is based on the Fund’s net asset value per share (“NAV”) next determined after the order is received.
Calculating the Fund’s NAV
The NAV is calculated at the close of trading of the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time (“ET”)/3:00 p.m. Central time (“CT”), on each day that the NYSE is open for business. The NYSE is closed on the following days: Saturdays and Sundays; U.S. national holidays including New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Your order to purchase or sell shares is priced at the next NAV calculated after your order is received in good order by the Fund or a financial intermediary. Only purchase orders received in good order by the Fund before 4:00 p.m. ET/3:00 p.m. CT will be effective at that day’s NAV. On occasion, the NYSE will close before 4:00 p.m. ET/3:00 p.m. CT. When that happens, purchase requests received by the Fund or a financial intermediary after the NYSE closes will be effective the following business day. The NAV of the Fund may change every day.
A purchase, redemption, or exchange request is considered to be “in good order” when all necessary information is provided and all required documents are properly completed, signed, and delivered. Requests must include the following:

•	The account number (if issued) and Fund name;

•	The amount of the transaction, in dollar amount or number of shares;

•	For redemptions and exchanges (other than online, telephone or wire redemptions), the signature of all account owners exactly as they are registered on the account;

•	Required signature guarantees, if applicable; and

•
Other supporting legal documents and certified resolutions that might be required in the case of estates, corporations, trusts and other entities or forms of ownership. Call 866‑252‑5393 (toll free) or 312‑630‑6583 for more information about documentation that may be required of these entities.

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Additionally, a purchase order initiating the opening of an account is not considered to be in “good order” unless you have provided all information required by the Fund’s “Customer Identification Program” as described below.
Valuing the Fund’s Assets
The market value of the Fund’s investments is determined primarily on the basis of readily available market quotations. The Fund generally uses pricing services to determine the market value of securities. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate of such currencies against the U.S. Dollar as provided by an approved independent pricing service.
If market quotations for a security are not available or market quotations or a price provided by a pricing service do not reflect fair value, or if an event occurs after the close of trading on the domestic or foreign exchange or market on which the security is principally traded (but prior to the time the NAV is calculated) that materially affects fair value, the Adviser as the “valuation designee” , will value the Fund’s assets at their fair value according to policies approved by the Board of Trustees. For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the Adviser may need to price the security using the Fund’s fair value pricing guidelines.
In addition, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the NAV is calculated. The Fund identifies possible fluctuations in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an approved independent third-party pricing service to fair value its international equity securities.
Without a fair value price, short-term investors could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Foreign markets in which the Fund buys securities may be open on days the U.S. markets are closed, causing the Fund’s NAV to change even though the Fund is closed. While fair valuation of the Fund’s portfolio securities can serve to reduce arbitrage opportunities, there is no assurance that fair value pricing policies will prevent dilution of the NAV by short-term investors. Fair valuation involves subjective judgments, and it is possible that the fair value determined for a security may differ materially from the value that could be realized upon the sale of the security.
How to Purchase Shares
Shares of the Fund have not been registered for sale outside of the United States. This prospectus in not intended for distribution to prospective investors outside of the United States. The Fund generally does not market or sell shares to investors domiciled outside of the United States, even if the investors are citizens or lawful permanent residents of the United States. Any non‑U.S. shareholders generally would be subject to U.S. tax withholding on distributions by the Fund. This prospectus does not address in detail the tax consequences affecting any shareholder who is a nonresident alien individual or a non‑U.S. trust or estate, corporation, or partnership. Investment in the Fund by non‑U.S. investors may be permitted on a case‑by‑case basis, at the sole discretion of the Fund.
You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day which the Fund is open, subject to certain restrictions described below. Shares of the Fund are offered only on a limited basis. Only certain financial intermediaries with whom the Adviser has a relationship, Trustees and officers of the Fund, and employees of the Adviser and its affiliates are eligible to invest in the Fund. The Fund reserves the right to make additional exceptions or to modify the policy at any time.
In general, the Fund will rely on a financial intermediary to prevent a new account from being opened within an omnibus account established at that financial intermediary if the account would not otherwise satisfy the conditions outlined above. The Fund’s ability to monitor new accounts that are opened through omnibus accounts or other nominee accounts is limited and the ability to limit a new account to those that meet the above criteria with respect to financial intermediaries may vary depending upon the capabilities of those financial intermediaries.
Investors may be asked to verify that they meet one of the exceptions above prior to opening a new account in the Fund. The Fund may permit you to open a new account if the Fund reasonably believes that you are eligible. If a shareholder opens a new account in the Fund and is later determined to be ineligible for investment, the Fund reserves the right to redeem the shares at their original NAV. The Fund also may decline to permit you to open a new account if the Fund believes that doing so would be in the best interests of the Fund and its shareholders, even if you would be eligible to open a new account under these exceptions.
If all Fund shares in an existing shareholder account are redeemed, the former shareholder may not be able to buy additional shares of the Fund unless the former shareholder is considered to be an eligible investor as described above.

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The Fund reserves the right to make additional exceptions or otherwise modify the foregoing closure policy at any time.
Purchase requests received in good order by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective at that day’s share price. Purchase requests received by the Fund in good order or a financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day. You may invest any amount you choose, as often as you wish, subject to the minimum initial and minimum additional investment as stated in this prospectus. The Fund reserves the right to waive the initial investment minimum.
Fund shares are offered primarily to clients of financial intermediaries that (i) charge such clients an ongoing fee for advisory, investment, consulting or similar services, or (ii) have entered into an agreement with the Distributor to offer Class I shares through a no‑load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations, and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the Adviser and its affiliates. The minimum initial investment for Class I Shares is $1,000,000. Class I Shares may also be purchased by Trustees and officers of the Fund and employees of the Adviser and its affiliates (including purchases made by the Adviser’s employees through participant directed retirement accounts (i.e. 401(k) accounts). The Fund will waive the minimum initial investment amount for such purchases. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.
Customer Identification Program: Important Information About Procedures for Opening an Account
Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account. When you open an account, we will ask for your name, residential address, date of birth, government identification number, and other information that will allow us to identify you. For legal entity customers, we will also ask that any individual(s) who, directly or indirectly, owns 25% or more of the entity and one individual who has significant responsibility to control, manage, or direct the legal entity be identified. We also may ask to see your driver’s license or other identifying documents.
If we do not receive the required information, there may be a delay in processing your investment request, which could subject your investment to market risk. If we are unable to immediately verify your identity, the Fund may restrict further investment until your identity is verified. However, if we are unable to verify your identity, the Fund reserves the right to close your account without notice and return your investment to you at the NAV determined on the day in which your account is liquidated. If we close your account because we are unable to verify your identity, your investment will be subject to market fluctuation, which could result in a loss of a portion of your principal investment. If your account is closed at the request of governmental or law enforcement authorities, the Fund may be required by the authorities to withhold the proceeds.
Purchases Through Financial Intermediaries
You may make initial and subsequent purchases of shares of the Fund through a financial intermediary, such as an investment adviser or broker-dealer, bank, or other financial institution that purchases shares for its customers. The Fund may authorize certain financial intermediaries to receive purchase and sale orders on its behalf. Before investing in the Fund through a financial intermediary, you should read carefully any materials provided by the intermediary together with this prospectus.
When shares are purchased this way, the financial intermediary may:

•	charge a fee for its services;

•	act as the shareholder of record of the shares;

•	set different minimum initial and additional investment requirements;

•	impose other charges, commissions, or restrictions;

•	designate intermediaries to accept purchase and sale orders on the Fund’s behalf; or

•	impose an earlier cut‑off time for purchase and redemption requests.
The Fund considers a purchase or sale order as received when a financial intermediary receives the order in proper form before 4:00 p.m. ET/3:00 p.m. CT. These orders will be priced based on the Fund’s NAV next computed after such order is received by the financial intermediary.

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Shares held through an intermediary may be transferred into your name following procedures established by your intermediary and the Fund. Certain intermediaries may receive compensation from the Fund, the Adviser, or their affiliates.
Fund Direct Purchases
You also may open a shareholder account directly with the Fund. You can obtain a copy of the New Account Application by calling the Fund at 866‑252‑5393 or 312‑630‑6583 on days the Fund is open for business. You may invest in the following ways:
By Wire
To Open a New Account:

•	Complete a New Account Application and send it to:
Vontobel U.S. Equity Institutional Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Vontobel U.S. Equity Institutional Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604
You must also call 866‑252‑5393 (toll free) or 312‑630‑6583 on days the Fund is open for business to place an initial purchase via phone or provide an initial purchase Letter of Instruction.

•
Wire funds for your purchase. A wire will be considered made when the money is received and the purchase is accepted by the Fund. Any delays that may occur in receiving money, including delays that may occur in processing by the bank, are not the responsibility of the Fund or the Transfer Agent. Wires must be received prior to 4:00 p.m. ET to receive the current day’s NAV.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Fund or the Transfer Agent.

To Add to an Existing Account:

•
Call 866‑252‑5393 (toll free) or 312‑630‑6583 on days the Fund is open for business or provide a subsequent purchase Letter of Instruction or for instructions on adding to your existing account by wire.

By Directed Reinvestment
Your dividend and capital gain distributions will be automatically reinvested unless you indicate otherwise on your application.

•	Complete the “Choose Your Dividend and Capital Gain Distributions” section on the New Account Application.

•	Reinvestments can only be directed to an existing Fund account.
Other Purchase Information
The Fund reserves the right to limit the amount of purchases and to refuse to sell to any person or intermediary. If your wire does not clear, you will be responsible for any loss incurred by the Fund. If you are already a Fund shareholder, the Fund reserves the right to redeem shares from any identically registered account in the Fund as reimbursement for any loss incurred or money owed to the Fund. You also may be prohibited or restricted from making future purchases in the Fund.
Lost Shareholders, Inactive Accounts, and Unclaimed Property
It is important that the Fund maintains a correct address for each shareholder. An incorrect address may cause a shareholder’s account statements and other mailings to be returned to the Fund. Based upon statutory requirements for returned mail, the Fund will attempt to locate the shareholder or rightful owner of the account. If the Fund is unable to locate the shareholder, then they will determine whether the shareholder’s account can legally be considered abandoned. Your mutual fund account

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may be transferred to the state government of your state of residence if no activity occurs within your account during the “inactivity period” specified in your state’s abandoned property laws. The Fund is legally obligated to escheat (or transfer) abandoned property to the appropriate state’s unclaimed property administrator in accordance with statutory requirements. The shareholder’s last known address of record determines which state has jurisdiction. Please proactively contact the Transfer Agent at 866‑252‑5393 (toll free) or 312‑630‑6583 at least annually to ensure your account remains in active status.
If you are a resident of the state of Texas, you may designate a representative to receive notifications that, due to inactivity, your mutual fund account assets may be delivered to the Texas Comptroller. Please contact the Transfer Agent if you wish to complete a Texas Designation of Representative form.
How to Redeem Shares
You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or a financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or a financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.
The price you will receive when you redeem your shares will be the NAV next determined after the Fund receives your properly completed order to sell. You may receive proceeds from the sale by check, bank wire transfer, or direct deposit into your bank account and in certain cases, payment may be made in securities of the Fund as described in “Additional Information About Redemptions.” The proceeds may be more or less than the purchase price of your shares, depending on the market value of the Fund’s securities at the time your redemption request is received. A financial intermediary may charge a transaction fee to redeem shares. In the event that a wire transfer is impossible or impractical, the redemption check will be sent by mail to the designated account.
Redemptions Through a Financial Intermediary
If you purchased shares from a financial intermediary, you may sell (redeem) shares by contacting your financial intermediary.
Redeeming Directly from the Fund
If you purchased shares directly from the Fund and you appear on Fund records as the registered holder, you may redeem all or part of your shares using one of the methods described below.
By Mail

•	Send a written request to:
Vontobel U.S. Equity Institutional Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Vontobel Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604
The redemption request must include:

1.	The number of shares or the dollar amount to be redeemed;

2.	The Fund account number; and

3.	The signatures of all account owners signed in the exact name(s) and any special capacity in which they are registered.

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•	A Medallion Signature Guarantee (see below) generally is required but may be waived in certain (limited) circumstances if:

1.	The proceeds are to be sent elsewhere than the address of record, or

2.	The redemption is requested in writing and the amount is greater than $100,000.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Fund or the Transfer Agent.

By Wire
If you authorized wire redemptions on your New Account Application, you can redeem shares and have the proceeds sent by federal wire transfer to a previously designated account.

•	Call the Transfer Agent at 866‑252‑5393 (toll free) or 312‑630‑6583 for instructions.

•	The minimum amount that may be redeemed by this method is $250.
By Telephone
Telephone privileges are automatically established on your account unless you indicate otherwise on your New Account Application.

•	Call 866‑252‑5393 (toll free) or 312‑630‑6583 to use the telephone privilege.

•	If your account is already opened and you wish to add the telephone privilege, send a written request to:
Vontobel U.S. Equity Institutional Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
Overnight Address:
Vontobel Fund
c/o The Northern Trust Company
333 S. Wabash Avenue
Attn: Funds Center, Floor 38
Chicago, IL 60604

•	The written request to add the telephone privilege must be signed by each owner of the account and must be accompanied by signature guarantees.

•
Only the listed street address should be used for overnight delivery, and not the P.O. Box address. Please note that receipt by the US Post Office does not constitute delivery to or receipt by the Fund or the Transfer Agent.

Neither the Fund, the Transfer Agent, nor their respective affiliates will be liable for complying with telephone instructions that they reasonably believe to be genuine or for any loss, damage, cost, or expenses in acting on such telephone instructions. You will bear the risk of any such loss. The Fund, the Transfer Agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Fund and/or the Transfer Agent do not employ such procedures, they may be liable for losses due to unauthorized or fraudulent instructions. Such procedures may include, among others, requiring forms of personal identification before acting upon telephone instructions, providing written confirmation of the transactions, and/or digitally recording telephone instructions. The Fund may terminate the telephone procedures at any time. During periods of extreme market activity it is possible that you may encounter some difficulty in telephoning us. If you are unable to reach us by telephone, you may request a sale by mail.
Medallion Signature Guarantee
Some circumstances may require that your request to redeem shares be made in writing accompanied by an original Medallion Signature Guarantee. A Medallion Signature Guarantee helps protect you against fraud. You can obtain a Medallion Signature Guarantee from most banks or securities dealers, but not from a notary public. You should verify with the institution that it is an eligible guarantor prior to signing. The recognized medallion program is Securities Transfer Agent Medallion Program. SIGNATURE GUARANTEES RECEIVED FROM INSTITUTIONS NOT PARTICIPATING IN THIS PROGRAM WILL NOT BE ACCEPTED. The Medallion Signature Guarantee must cover the amount of the requested

16

transaction. There are several different guarantee amounts, so it is important to acquire a guarantee amount equal to or greater than the amount of the transaction. If the surety bond of the Medallion Guarantee is less than the transaction amount, your request may be rejected.
An original Medallion Signature Guarantee is generally required if any of the following applies:

•	the redemption is requested in writing and the amount redeemed is greater than $100,000;

•	information on your investment application has been changed, including the name(s) or the address on your account or the name or address of a payee, within 30 days of your redemption request;

•	proceeds or shares are being sent/transferred from a joint account to an individual’s account; or

•	proceeds are being sent via wire or ACH and bank instructions have been added or changed within 30 days of your redemption request.
If your written request is for redemption greater than $5 million, call 866‑252‑5393 (toll free) or 312‑630‑6583 for Medallion Signature Guarantee requirements. The Medallion Signature Guarantee requirement may be waived in certain (limited) circumstances.
Additional Information About Redemptions
The Fund typically expects that it will pay redemption proceeds by check or electronic transfer within seven (7) calendar days after receipt of a proper redemption request, although proceeds normally are paid within four (4) business days. If you are redeeming shares that have been purchased via ACH, the Fund may hold proceeds until the purchase amount has been collected, which may be as long as five (5) business days after purchase date. To eliminate this delay, you may purchase shares of the Fund by wire. Also, when the NYSE is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closing or under any emergency circumstances, as determined by the U.S. Securities and Exchange Commission, the Fund may suspend redemptions or postpone payment of redemption proceeds. The Fund typically expects to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in both regular and stressed market conditions.
At the discretion of the Fund or the Transfer Agent, corporate investors and other associations may be required to furnish an appropriate certification authorizing redemptions to ensure proper authorization.
Generally, all redemptions will be for cash. However, if you redeem shares worth the lesser of $250,000 or 1% of the NAV of the Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash at the discretion of the Fund. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. Redemption‑in‑kind proceeds are distributed to the redeeming shareholder based on a weighted-average pro rata basis of a fund’s holdings. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. As with any security, a shareholder will bear taxes on any capital gains from the sale of a security redeemed in kind.
Market Timing Policy
The Fund is intended to be a long-term investment. Excessive purchases and redemptions of shares of the Fund in an effort to take advantage of short-term market fluctuations, known as “market timing,” can interfere with long-term portfolio management strategies and increase the expenses of the Fund, to the detriment of long-term investors. Because the Fund will invest its assets in foreign securities, investors may seek to take advantage of time zone differences between the foreign markets on which the Fund’s portfolio securities trade and the time at which the NAV is calculated. For example, a market-timer may purchase shares of the Fund based on events occurring after foreign market closing prices are established but before the NAV calculation, that are likely to result in higher prices in foreign markets the next day. The market-timer would then redeem the Fund’s shares the next day when the Fund’s share price would reflect the increased prices in foreign markets, realizing a quick profit at the expense of long-term Fund shareholders.
Excessive short-term trading may (1) require the Fund to sell securities in the Fund’s portfolio at inopportune times to fund redemption payments, (2) dilute the value of shares held by long-term shareholders, (3) cause the Fund to maintain a larger cash position than would otherwise be necessary, (4) increase brokerage commissions and related costs and expenses, and (5) generate additional tax liability. Accordingly, the Board of Trustees has adopted policies and procedures that seek to restrict market timing activity. Under these policies, the Fund periodically examines transactions that exceed monetary

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thresholds or numerical limits within certain time periods. If the Fund believes, in its sole discretion, that an investor is engaged in excessive short-term trading or is otherwise engaged in market timing activity, the Fund may, with or without prior notice to the investor, reject further purchase orders from that investor, and disclaim responsibility for any consequent losses that the investor may incur related to the rejected purchases. Alternatively, the Fund may limit the amount, number, or frequency of any future purchases and/or the method by which an investor may request future purchases and redemptions. The Fund’s response to any particular market timing activity will depend on the facts and circumstances of each case, such as the extent and duration of the market timing activity and the investor’s trading history in the Fund. While the Fund cannot assure the prevention of all excessive trading and market timing, by making these judgments, the Fund believes it is acting in a manner that is in the best interests of shareholders.
Financial intermediaries may establish omnibus accounts with the Fund through which they place transactions for their customers. Omnibus accounts include multiple investors and typically provide the Fund with a net purchase or redemption. The identity of individual investors ordinarily are not known to or tracked by the Fund. The Fund will enter into information sharing agreements with certain financial intermediaries under which the financial intermediaries are obligated to:
(1) enforce during the term of the agreement, a market-timing policy, the terms of which are acceptable to the Fund; (2) furnish the Fund, upon request, with information regarding customer trading activities in shares of the Fund; and (3) enforce the Fund’s market-timing policy with respect to customers identified by the Fund as having engaged in market timing.
The Fund applies these policies and procedures to all shareholders believed to be engaged in market timing or excessive trading. While the Fund may monitor transactions at the omnibus account level, the netting effect makes it more difficult to identify and eliminate market-timing activities in omnibus accounts. The Fund has no arrangements to permit any investor to trade frequently in shares of the Fund, nor will it enter into any such arrangements in the future.
Financial intermediaries maintaining omnibus accounts with the Fund may impose market timing policies that are more restrictive than the market timing policy adopted by the Board of Trustees. For instance, these financial intermediaries may impose limits on the number of purchase and sale transactions that an investor may make over a set period of time and impose penalties for transactions in excess of those limits. Financial intermediaries also may exempt certain types of transactions from these limitations. If you purchased your shares through a financial intermediary, you should read carefully any materials provided by the financial intermediary together with this prospectus to fully understand the market timing policies applicable to you.
Additional Compensation to Financial Intermediaries
The Adviser may, at its own expense and out of its own profits, provide additional cash payments to financial intermediaries who sell shares of the Fund and/or whose clients or customers hold shares of the Fund. These additional payments generally are made to financial intermediaries that provide shareholder or administrative services, or distribution related services. Payments generally are based on either (1) a percentage of the average daily net assets of clients serviced by such financial intermediary, or (2) the number of accounts serviced by such financial intermediary. These additional cash payments also may be made as an expense reimbursement in cases where the financial intermediary provides shareholder services to Fund shareholders.
Dividends and Distributions
Fund Policy
The Fund intends to distribute substantially all of its net investment income as dividends to its shareholders on an annual basis. The Fund intends to distribute its net realized long-term capital gains and its net realized short-term capital gains at least once a year. The Fund may distribute income dividends and capital gains more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund. The amount of any distribution varies and there is no guarantee the Fund will pay either income dividends or capital gain distributions.
Income dividends and capital gain distributions are automatically reinvested in additional shares of the Fund at the applicable NAV on the distribution date unless you request cash distributions on your application or through a written request. If cash payment is requested, a check normally will be mailed within five business days after the payable date.
If you elect to receive income dividends and capital gain distributions in cash and the payment is returned and marked as “undeliverable” or is not cashed for six months, your cash election may be changed automatically and future dividends will

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be reinvested in the Fund at the NAV determined as of the date of payment. In addition, any undeliverable checks or checks that are not cashed for six months may be cancelled and the proceeds reinvested in a Fund at the NAV determined as of the date of cancellation.
Taxes
Distributions
The following information is provided to help you understand the federal income taxes you may have to pay on income dividends and capital gains distributions from the Fund, as well as on gains realized from your redemption of Fund shares. This discussion is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.
The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. By so qualifying, the Fund will not be subject to federal income taxes to the extent that it distributes substantially all of its net investment income and any net realized capital gains.
Distributions from the Fund (both taxable income dividends and capital gains) are normally taxable to you as ordinary income or long-term capital gains, regardless of whether you reinvest these distributions or receive them in cash (unless you hold shares in a qualified tax‑deferred plan or account or are otherwise not subject to federal income tax). Due to the nature of the investment strategies used, distributions by the Fund generally are expected to consist primarily of income dividends and net realized capital gains; however, the nature of the Fund’s distributions could vary in any given year.
The Fund will mail to each shareholder after the close of the calendar year an Internal Revenue Service Form 1099 setting forth the federal income tax status of distributions made during the year. Income dividends and capital gains distributions also may be subject to state and local taxes.
For federal income tax purposes, distributions of net investment income are taxable generally as ordinary income although certain distributions of qualified dividend income paid to a non‑corporate U.S. shareholder may be subject to income tax at the applicable rate for long-term capital gain.
Distributions of net realized capital gains (that is, the excess of the net realized gains from the sale of investments that the Fund owned for more than one year over the net realized losses from investments that the Fund owned for one year or less) that are properly designated by the Fund as capital gains will be taxable as long-term capital gain regardless of how long you have held your shares in the Fund.
Distributions of net realized short-term capital gain (that is, the excess of any net short-term capital gain over net long-term capital loss), if any, will be taxable to shareholders at ordinary income tax rates. Capital gain to a corporate shareholder is taxed at the same rate as ordinary income.
If you are a taxable investor and invest in the Fund shortly before it makes a capital gain distribution, some of your investment may be returned to you in the form of a taxable distribution. Fund distributions will reduce the NAV per share. Therefore, if you buy shares after the Fund has experienced capital appreciation but before the record date of a distribution of those gains, you may pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution. This is commonly known as “buying a dividend.”
Selling Shares
Selling, redeeming, or exchanging your shares may result in a realized capital gain or loss, which is subject to federal income tax. For individuals, any long-term capital gains you realize from selling Fund shares currently are taxed at preferential income tax rates. Short-term capital gains are taxed at ordinary income tax rates. You or your tax adviser should track your purchases, tax basis, sales and exchanges, and any resulting gain or loss. If you redeem Fund shares for a loss, you may be able to use this capital loss to offset any other capital gains you have.
Backup Withholding
By law, you may be subject to backup withholding (currently at a rate of 28%) on a portion of your taxable distributions and redemption proceeds unless you provide your correct Social Security or taxpayer identification number and certify that: (1) this number is correct, (2) you are not subject to backup withholding, and (3) you are a U.S. person (including a U.S. resident alien). You also may be subject to withholding if the Internal Revenue Service instructs the Fund to withhold a

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portion of your distributions or proceeds. You should be aware that the Fund may be fined by the Internal Revenue Service for each account for which a certified taxpayer identification number is not provided. In the event that such a fine is imposed with respect to a specific account in any year, the Fund may make a corresponding charge against the account.
Tax Status for Retirement Plans and Other Tax‑Deferred Accounts
When you invest in the Fund through a qualified employee benefit plan, retirement plan or some other tax‑deferred account, dividend and capital gain distributions generally are not subject to current federal income taxes. In general, these plans or accounts are governed by complex tax rules. You should ask your tax adviser or plan administrator for more information about your tax situation, including possible state or local taxes.
Medicare Tax
An additional 3.8% Medicare tax may be imposed on distributions you receive from the Fund and gains from selling, redeeming, or exchanging your shares.
Shareholder Reports and Other Information
The Fund will send one copy of prospectuses and shareholder reports to households containing multiple shareholders with the same last name. This process, known as “householding,” reduces costs and provides a convenience to shareholders. If you share the same last name and address with another shareholder and you prefer to receive separate prospectuses and shareholder reports, call the Fund at 866‑252‑5393 (toll free) or 312‑630‑6583 and we will begin separate mailings to you within 30 days of your request. If you or others in your household invest in the Fund through a broker or other financial intermediary, you may receive separate prospectuses and shareholder reports, regardless of whether or not you have consented to householding on your investment application.
Financial Highlights
The financial information about the Fund below is intended to help you understand the Fund’s financial performance since the Fund’s inception on March 27, 2018. Certain information reflects financial results for a single Fund share outstanding during the period. The total return in the table represents the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions and excludes redemption fees). The information has been audited by Ernst & Young LLP, whose report, along with the Fund’s financial statements, is included in the Fund’s Annual Report for the period ended September 30, 2022, which is available upon request.

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Advisers Investment Trust
Vontobel U.S. Equity Institutional Fund
Financial Highlights
For the fiscal year ended September 30, 2022, 2021, 2020, 2019 and the fiscal period from March 27, 2018, commencement of operations, to September 30, 2018

Vontobel U.S. Equity Institutional Fund	Year Ended September 30, 2022	Year Ended September 30, 2021	Year Ended September 30, 2020	Year Ended September 30, 2019	Period Ended September 30, 2018(a)
Net asset value, beginning of year	$16.24	$13.77	$12.35	$11.16	$10.00

Income (loss) from investment operations:
Net investment income(b)	0.08	0.05	0.07	0.09	0.05
Net realized and unrealized gains (losses) from investments and foreign currency	(2.29)	2.81	1.58	1.17	1.11

Total from investment operations	(2.21)	2.86	1.65	1.26	1.16

Less distributions paid:
From net investment income	(0.06)	(0.04)	(0.09)	(0.07)	—
From net realized gains	(1.58)	(0.35)	(0.14)	—	—

Total distributions paid	(1.64)	(0.39)	(0.23)	(0.07)	—

Change in net asset value	(3.85)	2.47	1.42	1.19	1.16

Net asset value, end of year	$12.39	$16.24	$13.77	$12.35	$11.16

Total return(c)	(15.76%)	21.18%	13.47%	11.46%	11.60%
Ratios/Supplemental data:
Net assets, end of year (000’s)	$19,347	$24,003	$19,816	$15,921	$11,427
Ratio of net expenses to average net assets(d)	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets(d)	0.51%	0.34%	0.54%	0.82%	0.84%
Ratio of gross expenses to average net assets(d)	2.74%	2.61%	3.33%	3.15%	2.93%
Portfolio turnover rate(c)	50.11%	43.97%	57.97%	27.31%	20.78%

(a)	For the period from March 27, 2018, commencement of operations, to September 30, 2018.

(b)	Net investment income (loss) for the period ended was calculated using the average shares outstanding method.

(c)	Not annualized for periods less than one year.

(d)	Annualized for periods less than one year.

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Vontobel U.S. Equity Institutional Fund
(A series of the Advisers Investment Trust)
Privacy Policy
Safeguarding Privacy
We recognize and respect the privacy expectations of each of our investors and we believe the confidentiality and protection of investor information is one of our fundamental responsibilities. New technologies have dramatically changed the way information is gathered and used, but our continuing commitment to preserving the security and confidentiality of investor information has remained a core value of the Vontobel U.S. Equity Institutional Fund.
Information We Collect And Sources Of Information
We may collect information about our customers to help identify you, evaluate your application, service and manage your account and offer services and products you may find valuable. We collect this information from a variety of sources including:

•	Information we receive from you on applications or other forms (e.g. your name, address, date of birth, social security number and investment information);

•	Information about your transactions and experiences with us and our affiliates (e.g. your account balance, transaction history and investment selections); and

•	Information we obtain from third parties regarding their brokerage, investment advisory, custodial or other relationship with you (e.g. your account number, account balance and transaction history.
Information We Share With Service Providers
We may disclose all non‑public personal information we collect, as described above, to companies (including affiliates) that perform services on our behalf, including those that assist us in responding to inquiries, processing transactions, preparing and mailing account statements and other forms of shareholder services provided they use the information solely for these purposes and they enter into confidentiality agreements regarding the information.
Information We May Share With Affiliates
If we have affiliates which are financial service providers that offer investment advisory, brokerage and other financial services, we may (subject to Board approval) share information among our affiliates to better assist you in achieving your financial goals.
Safeguarding Customer Information
We will safeguard, according to federal standards of security and confidentiality, any non‑public personal information our customers share with us.
We will limit the collection and use of non‑public customer information to the minimum necessary to deliver superior service to our customers which includes advising our customers about our products and services and to administer our business.
We will permit only authorized employees who are trained in the proper handling of non‑public customer information to have access to that information.
We will not reveal non‑public customer information to any external organization unless we have previously informed the customer in disclosures or agreements, have been authorized by the customer or are required by law or our regulators.
We value you as a customer and take your personal privacy seriously. We will inform you of our policies for collecting, using, securing and sharing nonpublic personal information the first time we do business and every year that you are a customer of the Vontobel U.S. Equity Institutional Fund or anytime we make a material change to our privacy policy.

Investment Adviser
Vontobel Asset Management, Inc.
1540 Broadway
38th Floor
New York, New York 10036
Custodian
The Northern Trust Company
50 South LaSalle Street
Chicago, Illinois 60603
Independent Registered Public Accounting Firm
Ernst & Young LLP
One Manhattan West
New York, New York, 10001
Legal Counsel
Thompson Hine LLP
41 South High Street, Suite 1700
Columbus, Ohio 43215-6101
Distributor
Foreside Financial Services, LLC
3 Canal Plaza, Suite 100
Portland, Maine 04101
For Additional Information, call
866‑252‑5393 (toll free) or 312‑630‑6583

To Learn More
Several additional sources of information are available to you. The Statement of Additional Information (“SAI”), incorporated into this prospectus by reference, contains detailed information on Fund policies and operations. Additional information about the Fund’s investments is available in the Fund’s annual and semi-annual report to shareholders. The Fund’s annual reports contain management’s discussion of market conditions and investment strategies that significantly affected the Fund’s investment return during its last fiscal year.
Call the Fund at 866‑252‑5393 (toll free) or 312‑630‑6583 between the hours of 8:30 a.m. and 7:00 p.m. Eastern Time on days the Fund is open for business to request free copies of the SAI and the Fund’s annual and semi-annual reports, to request other information about the Fund and to make shareholder inquiries. You may also visit the Fund on its website at www.vontobel.com to obtain free copies of the Fund’s SAI and annual and semi-annual reports. Or, write to the Fund at:
Vontobel Fund
c/o The Northern Trust Company
P.O. Box 4766
Chicago, Illinois 60680-4766
You may obtain reports and other information about the Fund on the EDGAR Database on the U.S. Securities and Exchange Commission’s website at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e‑mail address: publicinfo@sec.gov

Investment Company Act #811-22538

VONTOBEL U.S. EQUITY INSTITUTIONAL FUND

Class I Shares (Ticker: VTUIX)

A series of Advisers Investment Trust

STATEMENT OF ADDITIONAL INFORMATION

January 28, 2023

This Statement of Additional Information (“SAI”) is not a prospectus. It should be read in conjunction with the prospectus for the Vontobel U.S. Equity Institutional Fund (the “Fund”) dated January 28, 2023. A copy of the prospectus can be obtained at no charge by writing to the transfer agent, Vontobel U.S. Equity Institutional Fund, c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766, or by calling 866-252-5393 (toll free) or 312-630-6583. The Fund’s prospectus is incorporated by reference into this SAI.

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Description of the Trust and the Fund

Advisers Investment Trust (the “Trust”) is a Delaware statutory trust operating under a Fourth Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) dated March 10, 2022. The Trust was formerly an Ohio business trust, which commenced operations on December 20, 2011. On March 31, 2017, the Trust was converted to a Delaware statutory trust. The Trust is an open-end investment company. The Trust Agreement permits the Board of Trustees (“Trustees” or “Board”) to authorize and issue an unlimited number of shares of beneficial interest of separate series. This Statement of Additional Information relates to the Vontobel U.S. Equity Institutional Fund (the “Fund”), a series of the Trust. The investment adviser to the Fund is Vontobel Asset Management, Inc. (the “Adviser” or “Vontobel”). The Fund is a diversified fund.

The Fund does not issue share certificates. All shares are held in non-certificated form registered on the books of the Fund and the transfer agent for the account of the shareholder. Each share of a series represents an equal proportionate interest in the assets and liabilities belonging to that series and is entitled to such dividends and distributions out of income belonging to the series as are declared by the Trustees. The shares do not have cumulative voting rights or any preemptive or conversion rights, and the Trustees have the authority from time to time to divide or combine the shares of any series into a greater or lesser number of shares of that series so long as the proportionate beneficial interest in the assets belonging to that series and the rights of the shareholders of any other series are in no way affected. In case of any liquidation of a series, the shareholders of the series being liquidated will be entitled to receive, as a class, a distribution out of the assets, net of the liabilities, belonging to that series. Expenses attributable to any series are borne by that series. Any general expenses of the Trust not readily identifiable as belonging to a particular series are allocated by or under the direction of the Trustees in such manner as the Trustees determine to be fair and equitable. No shareholder is liable to further calls or to assessment by the Trust without his or her express consent.

Any Trustee of the Trust may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of the Trust. The Trust does not hold an annual meeting of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he or she owns and fractional votes for fractional shares he or she owns. All shares of the Fund have equal voting and liquidation rights. The Trust Agreement can be amended by the Trustees, except that any amendment that adversely affects the rights of shareholders must be approved by the shareholders affected. All shares of the Fund are subject to involuntary redemption if the Trustees determine to liquidate the Fund. An involuntary redemption will create a capital gain or a capital loss, which may have tax consequences about which you should consult your tax adviser.

For information concerning the purchase and redemption of shares of the Fund, see “How to Purchase Shares” and “How to Redeem Shares” in the Prospectus. For a description of the methods used to determine the share price and value of the Fund’s assets, see “Pricing Your Shares” in the Prospectus and “Determination of Share Price” in this Statement of Additional Information.

Additional Information About the Fund’s Investments

Investment Strategies and Risks

All principal investment strategies and risks of the Fund are discussed in the Prospectus. This section contains a more detailed discussion of some of the investments the Fund may make, some of the techniques the Fund may use, and the risks related to those techniques and investments. Additional non-principal strategies and risks also are discussed here.

Equity Securities

Equity securities consist of common stock, preferred stock, securities convertible into common and preferred stock, rights, warrants, income trusts, and Master Limited Partnerships (“MLP”). Common stocks, the most familiar type, represent an equity (ownership) interest in a corporation. Preferred stocks represent an equity interest in an issuer that pays dividends at a specified rate and that has precedence over common stock in the payment of dividends or in the event of issuer liquidation or bankruptcy. Warrants are options to purchase equity securities at a specified price for a specific time period. Rights are similar to warrants, but normally have a short duration and are distributed by the issuer to its shareholders. Convertible securities are bonds, debentures, notes, preferred stocks that may be converted or exchanged into shares of the underlying common stock at a stated exchange ratio. Income trusts and MLP units are equity investments and may lack diversification as such trusts are primarily invested in oil and gas, pipelines, and other infrastructures whereas MLPs are primarily engaged in the transportation, storage, processing, refining, marketing, exploration, productions, and mining of minerals and natural resources. Although equity securities have a history of long-term growth in value, their prices fluctuate based on changes in a company’s financial condition and on overall market and economic conditions.

Investments in equity securities are subject to inherent market risks and fluctuations in value due to earnings, economic conditions, and other factors beyond the control of the Adviser. As a result, the return and net asset value (“NAV”) of the Fund will fluctuate. Securities in the Fund’s portfolio may not increase as much as the market as a whole and some undervalued securities may continue to be undervalued for long periods of time. Although profits in some Fund holdings may be realized quickly, it is not expected that most investments will appreciate rapidly.

Depositary Receipts

The Fund may invest in sponsored and unsponsored American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”), which are receipts issued by a bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs, in sponsored form, are designed for use in the U.S. securities markets. EDRs are the European equivalent of ADRs and are designed to attract investment capital from the European region. GDRs are designed to raise capital in the U.S. and foreign securities markets. The underlying shares of depositary receipts are held in trust by a custodian bank or similar financial institution in the issuer’s home country. Depositary receipts are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies. A sponsoring company provides financial information to the bank and may subsidize administration of the ADR, EDR, or GDR. Unsponsored ADRs, EDRs, and GDRs may be created by a broker-dealer or depository bank without the participation of the foreign issuer. Holders of these unsponsored depositary receipts generally bear all the costs of the ADR, EDR, or GDR facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Unsponsored depositary receipts may carry more risk than sponsored depositary receipts because of the absence of financial information provided by the underlying company. Many of the risks described below regarding foreign securities apply to investments in ADRs, EDRs, and GDRs.

Foreign and Emerging Markets Investments

Investing in foreign securities generally represents a greater degree of risk than investing in domestic securities, due to possible exchange controls or exchange rate fluctuations, limits on repatriation of capital, less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S., more volatile markets, potentially less securities regulation, less favorable tax provisions, political or economic instability, war, or expropriation. As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated.

The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world’s major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). The Adviser includes within its definition of an emerging market country, any country: (i) having an “emerging stock market” as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the “World Bank”); or (iii) listed in World Bank publications as developing.

The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Fund are uninvested and no return is earned thereon. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital, or the proceeds of sales of securities by foreign investors. In addition, if deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Fund.

In a June 2016 referendum, citizens of the United Kingdom (“UK”) voted to leave the European Union (“EU”). In March 2017, the UK formally notified the European Council of its intention to withdraw from the EU, which triggered a two-year period of negotiations on the terms of the departure. The UK and the EU reached a trade agreement on December 31, 2020, which became effective on May 1, 2021. The full impact of the UK’s departure from the EU and nature of the future relationship between the UK and the EU remains uncertain. Until the economic effects of the UK’s departure become clearer, and while a period of political, regulatory and commercial uncertainty continues, there remains a risk that the UK’s departure from the EU may negatively impact the value of investments held by the Fund. The departure of one or more other countries from the EU.

Foreign Currency and Foreign Currency Forward Contracts, Futures, and Options

When investing in foreign securities, the Fund usually effects currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign exchange market. The Fund will incur expenses in converting assets from one currency to another.

Forward Contracts.     The Fund may enter into foreign currency forward contracts for the purchase or sale of a fixed quantity of a foreign currency at a future date (“forward contracts”) for hedging purposes, either to “lock-in” the U.S. dollar purchase price of the securities denominated in a foreign currency or the U.S. dollar value of interest and dividends to be paid on such securities, or to hedge against the possibility that the currency of a foreign country in which the Fund has investments may suffer a decline against the U.S. dollar, as well as for non-hedging purposes. The Fund may also enter into a forward contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (“cross hedging”). Forward contracts are traded over-the-counter, and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments, and their use involves certain risks beyond those associated with transactions in futures contracts or options traded on an exchange, including counterparty credit risk.

Only a limited market, if any, currently exists for hedging transactions relating to currencies in many emerging market countries, or to securities of issuers domiciled or principally engaged in business in emerging market countries, in which the Fund may invest. This may limit the Fund’s ability to effectively hedge its investments in those emerging markets.

Foreign Currency Futures.     Generally, foreign currency futures provide for the delivery of a specified amount of a given currency, on the settlement date, for a pre-negotiated price denominated in U.S. dollars or other currency. Foreign currency futures contracts would be entered into for the same reason and under the same circumstances as forward contracts. The Adviser will assess such factors as cost spreads, liquidity, and transaction costs in determining whether to utilize futures contracts or forward contracts in its foreign currency transactions and hedging strategy.

Purchasers and sellers of foreign currency futures contracts are subject to the same risks that apply to the buying and selling of futures generally. The Fund must accept or make delivery of the underlying foreign currency, through banking arrangements, in accordance with any U.S. or foreign restrictions or regulations regarding the maintenance of foreign banking arrangements by U.S. residents and may be required to pay any fees, taxes, or charges associated with such delivery which are assessed in the issuing country.

Foreign Currency Options.     The Fund may purchase and write options on foreign currencies for purposes similar to those involved with investing in forward contracts. For example, in order to protect against declines in the dollar value of portfolio securities which are denominated in a foreign currency, or to protect against potential declines in its portfolio securities that are denominated in foreign currencies.

The value of a foreign currency option depends upon the value of the underlying currency relative to the U.S. dollar. As a result, the price of the option position may vary with changes in the value of either or both currencies and have no relationship to the investment merits of a foreign security, including foreign securities held in a “hedged” investment portfolio. Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

As in the case of other kinds of options, the use of foreign currency options constitutes only a partial hedge, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may not necessarily constitute an effective hedge against fluctuations in exchange rates and, in the event of rate movements adverse to the Fund’s position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on foreign currencies written or purchased by the Fund may be traded on U.S. or foreign exchanges or over the counter. There is no systematic reporting of last sale information for foreign currencies traded over the counter or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis.

Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (i.e., less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market. To the extent that the U.S. options markets are closed while the markets for the underlying currencies remain open, significant price and rate movements may take place in the underlying markets that are not reflected in the options market.

Foreign Currency Warrants.     The Fund may invest in foreign currency warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time.

Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

Principal Exchange Rate Linked Securities.     The Fund may invest in principal exchange rate linked securities. Principal exchange rate linked securities (or “PERLS”) are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLS are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

Performance Indexed Paper.     The Fund may invest in performance indexed paper. Performance indexed paper (or “PIP”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency, as of or about a specified time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Additional Risk Factors.     As a result of its investments in foreign securities, the Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time. In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities.

The Fund may also elect to take delivery of the currencies’ underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rates, or may hold such currencies for an indefinite period of time.

While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund’s position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund’s profit or loss on currency options or forward contracts, as well as its hedging strategies.

Geographic Concentration

The possibility that the Fund may concentrate its investments in a single country or region may make the Fund susceptible to economic, political, regulatory, or other events or conditions affecting companies within such country or region. As a result, the Fund may be more volatile than a more geographically diversified strategy.

Options

The Fund may invest in covered put and covered call options and write covered put and covered call options on securities in which it may invest directly and that are traded on registered domestic securities exchanges. The writer of a call option, who receives a premium, has the obligation, upon exercise of the option, to deliver the underlying security against payment of the exercise price during the option period. The writer of a put, who receives a premium, has the obligation to buy the underlying security, upon exercise, at the exercise price during the option period.

There are numerous risks associated with transactions in options. The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying index or security in relation to the exercise price of the option, the actual or perceived volatility of the underlying index or security, and the time remaining until the expiration date. The premium received for an option written by the Fund is recorded as an asset of the Fund and its obligation under the option contract as an equivalent liability. The Fund then adjusts over time the liability as the market value of the option changes. The value of each written option will be marked to market daily.

A decision as to whether, when and how to write call options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

Options on securities indices are similar to options on securities except that, rather than the right to take or make delivery of securities at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple. The writer of the option is obligated, in return for the premium received, to make delivery of this amount. Unlike options on securities, all settlements are in cash, and gain or loss depends on price movements in the securities market generally (or in a particular industry or segment of the market) rather than price movements in individual securities.

Because the exercise of index options is settled in cash, sellers of index call options cannot provide in advance for their potential settlement obligations by acquiring and holding the underlying securities. When a call option sold by the Fund is exercised or closed out, the Fund may be required to sell portfolio securities or to deliver portfolio securities to the option purchaser to satisfy its obligations when it would not otherwise choose to do so, or the Fund may choose to sell portfolio securities to realize gains to offset the losses realized upon option exercise. Such sales or delivery would involve transaction costs borne by the Fund and may also result in realization of taxable capital gains, including short-term capital gains taxed at ordinary income tax rates, and may adversely impact the Fund’s after-tax returns.

Other Derivatives

The Fund also will be subject to credit risk with respect to the counterparties to any over-the-counter derivatives contracts purchased by the Fund. If a counterparty becomes bankrupt or otherwise fails to perform its obligations under a derivative contract, the Fund may experience significant delays in obtaining any recovery under the derivative contract in a bankruptcy or other reorganization proceeding. The Fund may obtain only a limited recovery or may obtain no recovery in such circumstances.

Options on securities, futures contracts, and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States, may not involve a clearing mechanism and related guarantees, and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (1) other complex foreign political, legal and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the Adviser’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and

(5) lesser trading volume.

The Fund is a “limited derivative user” as defined in Rule 18f-4 under the 1940 Act. This means the Fund’s derivatives exposure will not exceed 10% of its net assets. The Fund has adopted written policies and procedures reasonably designed to manage its derivatives risk. The procedures require the Adviser to monitor the Fund’s derivatives exposure and take action if the Fund’s derivatives exposure exceeds 10% of net assets. Investment in derivatives is not part of the Fund’s principal investment strategy.

A notice claiming an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act, as amended (“CEA”), and the rules of the Commodity Futures Trading Commission (“CFTC”) promulgated thereunder, with respect to the Adviser’s operations with respect to the Fund has been filed with the National Futures Association. Accordingly, the Adviser is not currently subject to registration or regulation as a commodity pool operator.

Other Investment Companies

The Fund may invest in securities issued by other investment companies, including shares of money market funds, exchange traded funds (“ETFs”), open-end and closed-end investment companies, real estate investment trusts, and passive foreign investment companies.

ETFs are typically not actively managed. Rather, an ETF’s objective is to track the performance of a specified index. Therefore, securities may be purchased, retained, and sold by ETFs at times when an actively managed trust would not do so. As a result, the Fund may have a greater risk of loss (and a correspondingly greater prospect of gain) from changes in the value of the securities that are heavily weighted in the index than would be the case if the ETF were not fully invested in such securities. Because of this, an ETF’s price can be volatile. In addition, the results of an ETF will not match the performance of the specified index due to reductions in the ETF’s performance attributable to transaction and other expenses, including fees paid by the ETF to service providers.

The Fund may invest in shares of closed-end funds that are trading at a discount to NAV or at a premium to NAV. There can be no assurance that the market discount on shares of any closed-end fund purchased by the Fund will ever decrease. In fact, it is possible that this market discount may increase and the Fund may suffer realized or unrealized capital losses due to further decline in the market price of the securities of such closed-end funds, thereby adversely affecting the NAV of the Fund’s shares. Similarly, there can be no assurance that any shares of a closed-end fund purchased by the Fund at a premium will continue to trade at a premium or that the premium will not decrease subsequent to a purchase of such shares by the Fund. Also, there may be a limited secondary market for shares of closed-end funds.

Closed-end funds may issue senior securities (including preferred stock and debt obligations) for the purpose of leveraging the closed-end fund’s common shares in an attempt to enhance the current return to such closed-end fund’s common shareholders. The Fund’s investment in the common shares of closed-end funds that are financially leveraged may create an opportunity for greater total return on its investment, but at the same time may be expected to exhibit more volatility in market price and NAV than an investment in shares of investment companies without a leveraged capital structure.

Shares of closed-end funds and ETFs (except, in the case of ETFs, for “aggregation units” of 50,000 shares) are not individually redeemable but are traded on securities exchanges. The prices of such shares are based upon, but not necessarily identical to, the value of the securities held by the issuer. There is no assurance that the requirements of the securities exchange necessary to maintain the listing of shares of any closed-end fund or ETF will continue to be met.

Some of the countries in which the Fund may invest, may not permit, or may place economic restrictions on, direct investment by outside investors. Investments in such countries may be permitted only through foreign government-approved or government-authorized investment vehicles, which may include other investment companies. These funds may also invest in other investment companies that invest in foreign securities. Investing through such vehicles may involve frequent or layered fees or expenses and may also be subject to limitation under the 1940 Act. Under the 1940 Act, the Fund may invest up to 10% of its assets in shares of investment companies and up to 5% of its assets in any one investment company as long as the Fund does not own more than 3% of the voting stock of any one investment company. As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations.

Illiquid Securities

The Fund may invest up to 15% of its net assets in illiquid securities. Illiquid securities are any investment that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid securities may be subject to the potential for delays on resale and uncertainty in valuation for an indefinite period of time. The Fund might be unable to dispose of illiquid securities promptly or at reasonable prices and might thereby experience difficulty in satisfying redemption requests from shareholders.

Illiquid securities may include, among other things, (i) private placements or restricted securities (i.e. Rule 144A securities and Section 4(2) commercial paper) subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the “Securities Act”)); (ii) securities that are otherwise not readily marketable (e.g., because trading in the security is suspended or because market makers do not exist or will not entertain bids or offers) (iii) repurchase agreements, reverse repurchase agreements, and time deposits that do not provide for payment to the Fund within seven days after notice or which have a term greater than seven days; and (iv) private equity investments.

A large institutional market exists for certain securities that are not registered under the Securities Act, including foreign securities. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments. Rule 144A under the Securities Act allows such a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resale of certain securities to qualified institutional buyers. Rule 144A has produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation.

Under procedures adopted by the Trust’s Board, the Adviser has designated a Liquidity Committee to assess the liquidity risk of each individual Fund based on factors specific to that fund. In making this determination, the Adviser’s Liquidity Committee will consider, as it deems appropriate under the circumstances and among other factors: (i) the Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund; (ii) the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the use of borrowings for investment purposes (whether from a bank or through financing transactions such as repurchase agreements and short sales); (iv) the use of derivatives; short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and (v) holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

The Trust procedures require the Adviser’s Liquidity Committee to classify the liquidity of portfolio investments (including derivative positions) based on the number of days in which the Adviser reasonably expects the investment would be convertible to cash (or sold or disposed of, but not necessarily settled) in current market conditions without significantly changing the market value of the investment, taking into account relevant market, trading and investment-specific considerations. In making this determination, the Liquidity Committee may consider the following factors, if applicable, in addition to other factors determined by the Adviser as relevant to a Fund: (i) existence of an active market for the asset, including whether the asset is listed on an exchange, as well as the number, diversity, and quality of market participants; (ii) frequency of trades or quotes for the asset and average daily trading volume of the asset (regardless of whether the asset is a security traded on an exchange); (iii) volatility of trading prices for the asset; (iv) bid-ask spreads for the asset; (v) whether the asset has a relatively standardized and simple structure; (vi) for fixed income securities, maturity and date of issue; (vii) restrictions on trading of the asset and limitations on transfer of the asset; (viii) the size of the Fund’s position in the asset relative to the asset’s average daily trading volume and, as applicable, the number of units of the asset outstanding; and (ix) relationship of the asset to another portfolio asset.

Although the Adviser’s Liquidity Committee monitors the liquidity of the securities held in the portfolio, the Board of Trustees oversees and retains ultimate responsibility for the Adviser’s liquidity determinations.

Certificates of Deposit and Bankers’ Acceptances

Certificates of deposit are receipts issued by a depository institution in exchange for the deposit of funds. The issuer agrees to pay the amount deposited plus interest to the bearer of the receipt on the date specified on the certificate. The certificate usually can be traded in the secondary market prior to maturity. Bankers’ acceptances typically arise from short-term credit arrangements designed to enable businesses to obtain funds to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an earning asset or it may be sold in the secondary market at the going rate of discount for a specific maturity. Although maturities for acceptances can be as long as 270 days, most acceptances have maturities of six months or less. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like certificates of deposits, time deposits earn a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

Commercial Paper

The Fund may purchase commercial paper. Commercial paper consists of short-term (usually from one to 270 days) unsecured promissory notes issued by corporations in order to finance current operations. The Fund may only invest in commercial paper rated at least “Prime-2” or better by Moody’s or rated “A-2” or better by S&P or, if the security is unrated, the Adviser determines that it is of equivalent quality.

Convertible Securities

Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants, or a combination of the features of several of these securities. Convertible securities are senior to common stocks in an issuer’s capital structure, but are usually subordinated to similar non-convertible securities. While providing a fixed-income stream (generally higher in yield than the income derivable from common stock but lower than that afforded by a similar nonconvertible security), a convertible security also gives an investor the opportunity, through its conversion feature, to participate in the capital appreciation of the issuing company depending upon a market price advance in the convertible security’s underlying common stock.

Preferred Stock

Preferred stocks, like some debt obligations, are generally fixed-income securities. Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate when and as declared by the issuer’s board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to shareholders of common stock receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stock dividends are not guaranteed and management can elect to forego the preferred dividend, resulting in a loss to the Fund. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issue. Preferred stocks lack voting rights and the Adviser may incorrectly analyze the security, resulting in a loss to the Fund.

Rights

Rights are usually granted to existing shareholders of a corporation to subscribe to shares of a new issue of common stock before it is issued to the public. The right entitles its holder to buy common stock at a specified price. Rights have similar features to warrants, except that the life of a right is typically much shorter, usually a few weeks. The risk of investing in a right is that the right may expire prior to the market value of the common stock exceeding the price fixed by the right.

Warrants

Warrants are securities that are usually issued with a bond or preferred stock but may trade separately in the market. A warrant allows its holder to purchase a specified amount of common stock at a specified price for a specified time. The risk of investing in a warrant is that the warrant may expire prior to the market value of the common stock exceeding the price fixed by the warrant. The Fund does not invest in warrants but may receive them pursuant to a corporate event involving one of its portfolio holdings. In addition, the percentage increase or decrease in the market price of a warrant may tend to be greater than the percentage increase or decrease in the market price of the optioned common stock.

Real Estate Investment Trusts

The Fund may invest in Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in income producing real estate or real estate related loans or interests. REITs generally are classified as equity REITs, mortgage REITs, or hybrid REITs. An equity REIT, which owns properties, generates income from rental and lease properties. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs are designed to strike a balance between equity investments and mortgage-backed investments and derive their income from the collection of rents, the realization of capital gains from the sale of properties, and from the collection of interest payments on outstanding mortgages held within the trust.

The value of real estate securities in general and REITs in particular, will depend on the value of the underlying properties or the underlying loans or interests. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property, and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties. REITs may be more volatile and/or more illiquid than other types of equity securities. The Fund, though not invested directly in real estate, still is subject to the risks associated with investing in real estate, which include:

•	possible declines in the value of real estate;

•	risks related to general and local economic conditions;

•	possible lack of availability of mortgage funds;

•	overbuilding;

•	changes in interest rates; and

•	environmental problems.

Investing in REITs involves certain risks in addition to those risks associated with investing in the real estate industry in general, which include:

•	dependency upon management skills;

•	limited diversification;

•	the risks of financing projects;

•	heavy cash flow dependency;

•	default by borrowers;

•	self-liquidation;

•	possibility of failing to maintain exemptions from the 1940 Act; and

•	in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility.

Stapled Securities

Interests in REITs may be structured as stapled securities. A stapled security consists of two or more securities that are combined to form one security such that the individual securities cannot be traded separately. For example, an interest in a portfolio of real estate properties (a REIT) may be combined with an interest in the operating company that manages the portfolio of those properties. Investors in stapled securities are subject to the risks inherent with each security that makes up the stapled security.

When Issued Securities

The Fund may from time to time purchase securities on a “when-issued,” delayed delivery, or forward commitment basis, generally in connection with an underwriting or other offering. The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment for the when-issued securities take place at a later date, beyond normal settlement dates, generally from 15 to 45 days after the transaction. The Fund will segregate the liquid securities or cash in an amount at least equal to these commitments. Typically, income may not accrue on securities the Fund has committed to purchase prior to the time delivery of the securities is made, although the Fund may earn income on securities it has segregated.

When purchasing a security on a when-issued, delayed delivery, or forward commitment basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. Because the Fund is not required to pay for the security until the delivery date, these risks are in addition to the risks associated with the Fund’s other investments. If the Fund remains substantially fully invested at a time when when-issued, delayed delivery, or forward commitment purchases are outstanding, the purchases may result in a form of leverage.

When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. If the other party to a transaction fails to deliver or pay for the securities, the Fund could miss a favorable price or yield opportunity or could suffer a loss. The Fund may dispose of or renegotiate a transaction after it is entered into, and may sell when-issued, delayed delivery, or forward commitment securities before they are delivered, which may result in a capital gain or loss. There is no percentage limitation on the extent to which the Fund may purchase or sell securities on a when-issued, delayed delivery, or forward commitment basis.

Short-Term Funding Agreements and Guaranteed Investment Contracts

To enhance yield, the Fund may make limited investments in short-term funding agreements issued by banks and highly rated U.S. insurance companies. Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, the Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable, or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

The Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by the Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by the Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities.

Repurchase Agreements

To maintain liquidity, the Fund may enter into repurchase agreements (agreements to purchase U.S. Treasury notes and bills, subject to the seller’s agreement to repurchase them at a specified time and price) with well-established registered securities dealers or banks.

A repurchase agreement is a transaction in which the Fund purchases a security and, at the same time, the seller (normally a commercial bank or broker-dealer) agrees to repurchase the same security (and/or a security substituted for it under the repurchase agreement) at an agreed-upon price and date in the future. The resale price is in excess of the purchase price, as it reflects an agreed-upon market interest rate effective for the period of time during which the Fund holds the securities.

Repurchase agreements may be viewed as a type of secured lending. The purchaser maintains custody of the underlying securities prior to their repurchase; thus the obligation of the bank or dealer to pay the repurchase price on the date agreed to is, in effect, secured by such underlying securities. If the value of such securities is less than the repurchase price, the other party to the agreement is required to provide additional collateral so that all times the collateral is at least 102% of the repurchase price.

The majority of these transactions run from day to day and not more than seven days from the original purchase. However, the maturities of the securities subject to repurchase agreements are not subject to any limits and may exceed one year. The securities will be marked to market every business day so that their value is at least equal to the amount due from the seller, including accrued interest. The Fund’s risk is limited to the ability of the seller to pay the agreed-upon sum on the delivery date.

Although repurchase agreements carry certain risks not associated with direct investments in securities, the Fund intends to enter into repurchase agreements only with banks and dealers believed by the Adviser to present minimum credit risks in accordance with guidelines established by the Board of Trustees.

Credit Linked Notes

There are particular risks associated with investments in credit linked notes. Firstly, a credit linked note is a debt instrument which assumes both credit risk of the relevant reference entity (or entities) and the issuer of the credit linked note. There is also a risk associated with the coupon payment—if a reference entity in a basket of credit linked notes suffers a credit event, the coupon will be re-set and paid on the reduced nominal amount. Both the residual capital and coupon will then be exposed to further credit events. In extreme cases, the entire capital may be lost. There is also the risk that a note issuer may default.

Securities Lending

The Fund may, subject to guidelines adopted by the Board of Trustees, lend securities from its portfolio to brokers, dealers, and financial institutions deemed creditworthy and receive, as collateral, cash or cash equivalents which at all times while the loan is outstanding will be maintained in amounts equal to at least 100% of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities that will increase the current income of the Fund lending its securities. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights and subscription rights. While a securities loan is outstanding, the Fund is to receive an amount equal to any dividends, interest or other distributions with respect to the loaned securities. The Fund may pay reasonable fees to persons unaffiliated with the Trust for services in arranging such loans.

Even though securities lending usually does not impose market risks on the lending Fund, as with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. In addition, the value of the collateral taken as security for the securities loaned may decline in value or may be difficult to convert to cash in the event that the Fund must rely on the collateral to recover the value of the securities. Moreover, if the borrower of the securities is insolvent, under current bankruptcy law, the Fund could be ordered by a court not to liquidate the collateral for an indeterminate period of time. If the borrower is the subject of insolvency proceedings and the collateral held might not be liquidated, the result could be a material adverse impact on the liquidity of the lending Fund.

The Fund will not lend securities having a value in excess of 33 1/3% of its assets, including collateral received for loaned securities (valued at the time of any loan).

Temporary Defensive Position

From time to time, the Fund may take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies, in attempting to respond to adverse market, economic, political, or other conditions. For example, the Fund may hold all or a portion of its assets in money market instruments (high quality income securities with maturities of less than one year), securities of money market funds, or U.S. Government repurchase agreements. The Fund may also invest in such investments at any time to maintain liquidity or pending selection of investments in accordance with its policies. As a result, the Fund may not achieve its investment objective.

Fund Operations

Operational Risk.    An investment in the Fund, like any fund, can involve operational risks arising from factors such as processing errors, human errors, inadequate or failed internal or external processes, failures in systems and technology, changes in personnel, and errors caused by third-party service providers. The occurrence of any of these failures, errors, or breaches could result in a loss of information, regulatory scrutiny, reputational damage, or other events, any of which could have a material adverse effect on the Fund. While the Fund seeks to minimize such events through controls and oversight, there may still be failures that could cause losses to the Fund.

Information Security Risk.    The Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information, or various other forms of cyber security breaches. Cyber-attacks affecting the Fund or its investment adviser, custodian, transfer agent, fund accounting agent, financial intermediaries, and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact the Fund’s ability to calculate its NAVs, cause the release of private shareholder information or confidential business information, impede security trading, or subject the Fund to regulatory fines, financial losses, and/or cause reputational damage. The Fund may also incur additional costs for cyber security risk management purposes. Similar types of cyber security risks are also present for issues or securities in which the Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Investment Restrictions

Fundamental Investment Limitations. The investment limitations described below have been adopted by the Trust with respect to the Fund and are fundamental (“Fundamental”), i.e., they may not be changed without the affirmative vote of a majority of the outstanding shares of the Fund. As used in the Prospectus and the Statement of Additional Information, the term “majority” of the outstanding shares of the Fund means the lesser of: (1) 67% or more of the outstanding shares of the Fund present at a meeting, if the holders of more than 50% of the outstanding shares of the Fund are present or represented at such meeting or (2) more than 50% of the outstanding shares of the Fund. Other investment practices, which may be changed by the Board of Trustees without the approval of shareholders to the extent permitted by applicable law, regulation, or regulatory policy, are considered non-fundamental (“Non-Fundamental”).

1.

Borrowing Money. The Fund will not borrow money, except: (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of the Fund or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund’s total assets at the time when the borrowing is made. This limitation does not preclude the Fund from entering into reverse repurchase transactions, provided that the Fund has asset coverage of 300% for all borrowings and reverse repurchase commitments of the Fund.

2.

Senior Securities. The Fund will not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by the Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act, the rules and regulations promulgated thereunder or interpretations of the SEC or its staff.

3.

Underwriting. The Fund will not act as underwriter of securities issued by other persons. This limitation is not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), the Fund may be deemed an underwriter under certain federal securities laws.

4.

Real Estate. The Fund will not purchase or sell real estate. This limitation is not applicable to investments in marketable securities that are secured by or represent interests in real estate. This limitation does not preclude the Fund from investing in mortgage-related securities or investing in companies engaged in the real estate business or that have a significant portion of their assets in real estate (including real estate investment trusts).

5.

Commodities. The Fund will not purchase or sell commodities unless acquired as a result of ownership of securities or other investments. This limitation does not preclude the Fund from purchasing or selling options or futures contracts, from investing in securities or other instruments backed by commodities or from investing in companies, which are engaged in a commodities business or have a significant portion of their assets in commodities.

6. Loans. The Fund will not make loans to other persons, except: (a) by loaning portfolio securities (limited at any given time to no more than one-third of the Fund’s total assets); (b) by engaging in repurchase agreements; or (c) by purchasing non-publicly offered debt securities. For purposes of this limitation, the term “loans” shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures, or other securities.

7.

Concentration. The Fund will invest no more than 25% of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. government, its agencies and instrumentalities, or repurchase agreements with respect thereto.

With respect to the percentages adopted by the Trust as maximum limitations on its investment policies and limitations, an excess above the fixed percentage will not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken. This paragraph does not apply to the borrowing policy set forth in paragraph 1 above.

Notwithstanding any of the foregoing limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by the Trust, provided that if such merger, consolidation, or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, the Trust shall, within ninety days after the consummation of such merger, consolidation, or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

Non-Fundamental.     The following limitations have been adopted by the Trust with respect to each Fund and are Non-Fundamental (see “Investment Limitations—Fundamental” above).

1.

Pledging. The Fund will not mortgage, pledge, hypothecate, or in any manner transfer, as security for indebtedness, any assets of the Fund except as may be necessary in connection with borrowings described in Fundamental Investment Limitation (1) above. Margin deposits, security interests, liens, and collateral arrangements with respect to transactions involving options, futures contracts, short sales, and other permitted investments and techniques are not deemed to be a mortgage, pledge, or hypothecation of assets for purposes of this limitation.

2.	Borrowing. The Fund will not purchase any security while borrowings (including reverse repurchase agreements) representing more than one-third of its total assets are outstanding.

3.

Margin Purchases. The Fund will not purchase securities or evidences of interest thereon on “margin.” This limitation is not applicable to short-term credit obtained by the Fund for the clearance of purchases and sales or redemption of securities, or to arrangements with respect to transactions involving options, futures contracts, short sales and other permitted investment techniques.

4.

Illiquid Investments. The Fund will not invest more than 15% of its net assets in securities that the Adviser reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment.

Shares of the Fund

The Fund currently offers Class I shares. Class I shares are offered primarily to clients of financial intermediaries that: (i) charge such clients an ongoing fee for advisory, investment, consulting, or similar services or (ii) have entered into an agreement with the Distributor to offer Class I shares through a no-load network or platform. Such clients may include pension and profit sharing plans, other employee benefit trusts, endowments, foundations, and corporations. Class I shares are also offered to private and institutional clients of, or referred by, the Adviser and its affiliates. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares.

How to Purchase Shares

Shares of the Fund are offered only on a limited basis. Only certain financial intermediaries with whom the Adviser has a relationship, Trustees and officers of the Fund, and employees of the Adviser and its affiliates may invest in the Fund. The Fund reserves the right to make additional exceptions or to modify the policy at any time.

You may purchase shares directly from the Fund or through your broker or financial intermediary on any business day which the Fund is open, subject to certain restrictions described below. Purchase requests received in good order by the Fund or an authorized financial intermediary before 4:00 p.m. Eastern Time (“ET”)/3:00 p.m. Central Time (“CT”) (or before the New York Stock Exchange (“NYSE”) closes, if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective at that day’s share price. Purchase requests received in good order by the Fund or an authorized financial intermediary after the close of trading on the NYSE are processed at the share price determined on the following business day.

How to Redeem Shares

You may redeem all or part of your investment in the Fund on any day that the Fund is open for business, subject to certain restrictions described below. Redemption requests received by the Fund or an authorized financial intermediary before 4:00 p.m. ET/3:00 p.m. CT (or before the NYSE closes if it closes before 4:00 p.m. ET/3:00 p.m. CT) will be effective that day. Redemption requests received by the Fund or an authorized financial intermediary after the close of trading on the NYSE are processed at the NAV determined on the following business day.

Additional Purchase and Redemption Information

Generally, all redemptions will be for cash. However, if you redeem shares worth the lesser of $250,000 or 1% of the NAV of the Fund, the Fund reserves the right to pay part or all of your redemption proceeds in readily marketable securities instead of cash in accordance with procedures approved by the Fund’s Board of Trustees. Shareholders may incur brokerage charges on the sale of any securities distributed in lieu of cash and will bear market risk until the security is sold. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. This process minimizes the effect of large redemptions on the Fund and its remaining shareholders. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions on the sale or other disposition of the securities received from the Fund. As with any security, a shareholder will bear taxes on any capital gains from the sale of a security redeemed in kind.

The Trust may suspend the right of redemption for such periods as are permitted under the 1940 Act and under the following unusual circumstances: (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted, (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable, or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Management of the Trust

The Board of Trustees

The Board of Trustees supervises the business activities of the Trust and appoints the officers. Each Trustee serves until the termination of the Trust unless the Trustee dies, resigns, retires, or is removed. The Board generally meets four times a year to review the progress and status of the Trust. The following table provides information regarding each Trustee who is not an “interested person” of the Trust, as defined in the 1940 Act.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust[2]	Term of Office/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Robert Gordon Year of Birth: 1961	Trustee	Indefinite/January 2022 to present	Independent Director, VAM Funds Luxembourg, 2018 to present; Independent Director, Anchor Capital Advisors, 2020 to present; Independent Director, Trust Company of Illinois, 2019 to 2021; President and Chief Executive Officer, Driehaus Capital Management, 2006 to 2017.	8	VAM Funds Luxembourg, Anchor Capital Advisors, Trust Company of Illinois
D’Ray Moore Year of Birth: 1959	Trustee	Indefinite/July, 2011 to present	Independent Trustee, Diamond Hill Funds, 2007 to 2022; Chairperson, Diamond Hill Funds, 2014 to 2022.	8	Diamond Hill Funds (retired 2022)
Steven R. Sutermeister Year of Birth: 1954	Trustee	Indefinite/July, 2011 to present	President, Vadar Capital LLC, 2008 to 2017.	8	None

[1]	The mailing address of each Trustee is 50 S. LaSalle Street, Chicago, Illinois 60603.

The following table provides information regarding each officer of the Trust.

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Barbara J. Nelligan Year of Birth: 1969	President	Indefinite/August 2017 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2018 to present; Senior Vice President, Global Fund Services Product Management, The Northern Trust Company, 2007 to present, Vice President of Advisers Investment Trust, 2012 to 2017.	N/A	N/A
Rodney L. Ruehle Year of Birth: 1968	Chief Compliance Officer and AML Officer	Indefinite/March 2019 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC (formerly Foreside Compliance Services, LLC) (financial services) 2016 to 2022.	N/A	N/A
Toni M. Bugni Year of Birth: 1973	Secretary	Indefinite/May 2021 to present	Senior Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2011 to present; Secretary of Datum One Series Trust, 2020 to present.	N/A	N/A

Name, Address and Year of Birth[1]	Position(s) Held with the Trust	Term of Office/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in the Trust Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Troy A. Sheets Year of Birth: 1971	Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Senior Director, Foreside Financial Group, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust, 2011 to 2021; Assistant Treasurer of Advisers Investment Trust, May 2021 to December 2021.	N/A	N/A
Tracy L. Dotolo Year of Birth: 1976	Assistant Treasurer	Indefinite/January 2022 to present	Senior Principal Consultant, ACA Group, 2022 to present; Director, Foreside Fund Officer Services, LLC, 2016 to 2022; Treasurer of Advisers Investment Trust May 2021 to December 2021.	N/A	N/A
Kara M. Schneider Year of Birth: 1973	Assistant Secretary	Indefinite/May 2021 to present	Second Vice President, Global Fund Services Fund Governance Solutions, The Northern Trust Company, 2021 to present; Manager, Ultimus Fund Solutions LLC, 2017 to 2021.	N/A	N/A

[1]

The mailing address of Messrs. Ruehle and Sheets and Ms. Dotolo is 3 Canal Plaza, Suite 100, Portland, ME 04101. The mailing address of Mses. Nelligan, Bugni and Schneider is 333 S. Wabash Avenue, Chicago, IL 60604.

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2022.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds within the Trust Overseen by Trustee
Robert Gordon	None	$50,001 - $100,000
D’Ray Moore	None	$50,001 - $100,000
Steven R. Sutermeister	None	Over $100,000

Trustee Compensation

The Trust has no retirement or pension plans. The compensation paid to the Trustees for the fiscal year ended September 30, 2022 for the Trust is set forth in the following table.

Name of Trustee	Aggregate Compensation from the Fund	Total Compensation from the Trust
Robert Gordon	$15,234	$94,750
D’Ray Moore	$20,313	$126,000
Steven R. Sutermeister	$20,313	$126,000
Michael M. Van Buskirk . .	$20,313	$126,000

[1]	Mr. Gordon was elected to the Board of Trustees effective January 10, 2022.
[2]	Mr. Van Buskirk retired from the Board of Trustees effective December 15, 2022.

Leadership Structure and Board of Trustees

The primary responsibility of the Board of Trustees is to represent the interests of the shareholders of the Trust and to provide oversight of the management of the Trust. Each of the Trustees on the Board is independent of and not affiliated with the Adviser or its affiliates. The Chairperson of the Board of Trustees is D’Ray Moore, who is an independent Trustee. The Board has adopted Fund Governance Guidelines to provide guidance for effective leadership. The guidance sets forth criteria for Board membership, trustee orientation, and continuing education and annual trustee evaluations. The Board reviews quarterly reports from the investment adviser providing management services to the Fund, as well as quarterly reports from the Chief Compliance Officer (“CCO”) and other service providers. This process allows the Board to effectively evaluate issues that impact the Trust as a whole as well as issues that are unique to each Fund. The Board has determined that this leadership structure is appropriate to ensure that the regular business of the Board is conducted efficiently while still permitting the Trustees to effectively fulfill their fiduciary and oversight obligations. The Board reviews its structure and the structure of its committees annually.

The Trustees have delegated day to day operations to various service providers whose activities they oversee. The Trustees have also engaged legal counsel (who is also legal counsel to the Trust) that is independent of the Adviser or its affiliates to advise them on matters relating to their responsibilities in connection with the Trust. The Trustees meet separately in an executive session on a quarterly basis and meet separately in executive session with the Fund’s CCO at least annually. On an annual basis, the Board conducts a self-assessment and evaluates its structure and the structure of its committees. The Board has two standing committees, the Audit Committee and the Nominating and Governance Committee.

All of the independent Trustees are members of the Audit Committee. The Audit Committee’s function is to oversee the Trust’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; to oversee the quality and objectivity of the Trust’s financial statements and the independent audit thereof; and to act as a liaison between the Trust’s independent registered public accounting firm and the full Board of Trustees. The Audit Committee is able to focus Board time and attention to matters of interest to shareholders and, through its private sessions with the Fund’s auditor, CCO, and legal counsel, stay fully informed regarding management decisions. During the fiscal year ended September 30, 2022, the Audit Committee held three meetings.

The Nominating and Governance Committee nominates candidates for election to the Board of Trustees, makes nominations for membership on all committees. The Nominating and Governance Committee also reviews as necessary the responsibilities of any committees of the Board and whether there is a continuing need for each committee, whether there is a need for additional committees of the Board, and whether committees should be combined or reorganized. The Nominating and Governance Committee makes recommendations for any such action to the full Board. The Nominating and Governance Committee also considers candidates for trustees nominated by shareholders. Shareholders may recommend candidates for Board positions by forwarding their correspondence to the Secretary of the Trust at the Trust’s address and the shareholder communication will be forwarded to the Nominating and Governance Committee Chairperson for evaluation. During the fiscal year ended September 30, 2022, the Nominating and Governance Committee held one meeting. All of the independent Trustees are members of the Nominating and Governance Committee.

Board Oversight of Risk

The Fund is subject to a number of risks, including investment, compliance, operational, and financial risks, among others. Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and committee activities. Day-to-day risk management with respect to the Fund resides with the Adviser or other service providers, subject to supervision by Fund Management. The Audit Committee and the Board oversee efforts by management and service providers to manage the risk to which the Fund may be exposed. For example, the Board meets with portfolio managers and receives regular reports regarding investment and liquidity risks. The Board meets with the CCO and receives regular reports regarding compliance and regulatory risks. The Audit Committee meets with the Trust’s Treasurer and receives regular reports regarding fund operations and risks related to the valuation, and overall financial reporting of the Fund. From its review of these reports and discussions with management, the Board learns in detail about the material risks to which the Fund is exposed, enabling a dialogue about how management and service providers mitigate those risks.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the Adviser, its affiliates, or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations. The Trustees believe that their current oversight approach is an appropriate way to manage risks facing the Fund, whether investment, compliance, financial, or otherwise. The Trustees may, at any time in their discretion, change the manner in which they conduct risk oversight of the Fund.

Trustee Attributes

The Board believes each of the Trustees has demonstrated leadership abilities and possesses experience, qualifications, and skills valuable to the Trust. Each of the Trustees has substantial business and professional backgrounds that indicate they have the ability to critically review, evaluate and access information provided to them.

Below is additional information concerning each particular Trustee and his or her attributes. The information provided below, and in the chart above, is not all-inclusive. Many Trustee attributes involve intangible elements, such as intelligence, work ethic, the ability to work together, and the ability to communicate effectively, exercise judgment, ask incisive questions, manage people and problems, or develop solutions.

Robert Gordon has over 35 years of experience in the investment management industry and 20 years serving in a Chief Executive capacity. His career includes roles at a diversity of investment firms, ranging from large global financial institutions to focused investment management boutiques. Mr. Gordon brings a broad range of skills to the Trust including investment management, risk oversight, fund administration, and sales and marketing with a particular focus on delivering best practices. His experience includes familiarity with a broad range of asset classes of equities, fixed income, alternative investments, and derivative products. In addition to serving as an Independent Director to the Trust, he serves as a board member and adviser to investment management companies both in the US and abroad.

D’Ray Moore worked for a major service provider to investment managers and mutual funds for over 10 years, including as Senior Vice President for European relationship management. Her expertise in mutual fund operations enables Ms. Moore to bring to the Trust a unique perspective on service provider oversight. Ms. Moore’s experience also includes serving as Chairman and independent trustee for other mutual funds and 10 years of experience in banking and financial services, including retail investment sales and sales management.

Steven R. Sutermeister has over 40 years of experience in the financial services industry (with significant experience in the mutual fund industry), including more than 25 years in management, executive management, and board experience at other financial institutions. His experience as the Chief Investment Officer of a life insurance company, Director and President of a mutual fund complex, and Director and Audit Committee Chair of a public bank holding company allows him to bring seasoned perspective, insight, and financial acumen to issues and strategies related to the Trust including regulatory relationships, investment risks, and enterprise risk management.

Code of Ethics

The Trust, the Adviser, and the principal underwriter have each adopted a Code of Ethics (each a “Code”) under Rule 17j-1 of the 1940 Act. The personnel subject to a Code are permitted to invest in securities, including securities that may be purchased or held by the Fund. Shareholders may obtain a copy of a Code from the Securities and Exchange Commission’s EDGAR website http://www.sec.gov or by calling the Fund at 866-252-5393 (toll free) or 312-630-6583.

Distribution

Financial Intermediaries

The Fund may authorize certain financial intermediaries to accept purchase and redemption orders on its behalf. The Fund will be deemed to have received a purchase or redemption order when a financial intermediary or its designee accepts the order. These orders will be priced at the NAV next calculated after the order is accepted.

The Fund may enter into agreements with financial intermediaries under which the Fund pays the financial intermediaries for services, such as networking, sub-transfer agency, and/or omnibus recordkeeping. Payments made pursuant to such agreements generally are based on either: (1) a percentage of the average daily net assets of clients serviced by such financial intermediaries or (2) the number of accounts serviced by such financial intermediary. Any payments made pursuant to such agreements are in addition to, rather than in lieu of, shareholder servicing fees that a financial intermediary may be receiving under an agreement with Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”). The Adviser may pay all or a portion of the fees for networking, sub-transfer agency, and/or omnibus accounting at its own expense and out of its legitimate profits.

Payment of Additional Cash Compensation

On occasion, the Adviser may make payments out of its resources and profits, which may include profits the Adviser derives from investment advisory fees paid by the Fund to financial intermediaries as incentives to market the Fund, to cooperate with the Adviser’s promotional efforts, or in recognition of the provision of administrative services and marketing and/or processing support. These payments are often referred to as “additional cash compensation” and are in addition to the sales charges and payments to financial intermediaries as discussed in above. The payments are made pursuant to agreements between financial intermediaries and the Adviser and do not affect the price investors pay to purchase shares of the Fund, the amount the Fund will receive as proceeds from such sales, or the amount of other expenses paid by the Fund. Additional cash compensation payments may be used to pay financial intermediaries for: (1) transaction support, including any one-time charges for establishing access to Fund shares on particular trading systems (known as “platform access fees”); (2) program support, such as expenses related to including the Fund in retirement programs, fee-based advisory or wrap fee programs, fund supermarkets, bank or trust company products, and/or insurance programs (e.g., individual or group annuity contracts); (3) marketing support, such as providing representatives of the Adviser access to sales meetings, sales representatives, and management representatives; (4) firm support, such as business planning assistance, advertising, and assistance with educating sales personnel about the Fund and shareholder financial planning needs; (5) providing shareholder and administrative services; and (6) providing other distribution-related or asset retention services.

Additional cash compensation payments generally are structured as basis point payments on gross or net sales or, in the case of platform access fees, fixed dollar amounts.

In addition to member firms of the Financial Industry Regulatory Authority, Inc. (“FINRA”), the Adviser also reserves the ability to make payments, as described above, to other financial intermediaries that sell or provide services to the Fund and shareholders, such as banks, insurance companies, and plan administrators. These firms may include affiliates of the Adviser. You should ask your financial intermediary whether it receives additional cash compensation payments, as described above, from the Adviser or its affiliates.

The Adviser and its affiliates also may pay non-cash compensation to financial intermediaries and their representatives in the form of (1) occasional gifts; (2) occasional meals, tickets, or other entertainment; and/or (3) sponsorship support of regional or national conferences or seminars. Such non-cash compensation will be made subject to applicable law.

Control Persons and Principal Holders of Securities

Control Persons and Principal Holders

As of December 31, 2022, the following persons owned of record 5% or more of a class of the Fund’s outstanding shares. Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund as that term is defined under the 1940 Act. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval, including changes to the Fund’s fundamental policies or the terms of the advisory agreement with the Adviser.

Shareholder Name, Address	% Ownership
Gerlach Co LLC 3800 Citigroup Center Building B3-14 Tampa, FL 33610	62.17%
Vontobel Asset Management Inc 1540 Broadway 38th Floor New York, NY 10036	18.57%
Charles Schwab & Co Inc Special Custody A/C FBO Customers 211 Main Street San Francisco, CA 94105	12.20%
Brown Brothers Harriman & Co. Cust. for Customer* Attn: Mutual Fund Services 140 Broadway New York, NY 10005	7.06%

*	Beneficial owner with respect to multiple accounts.

Management Ownership

As of December 31, 2022, the Trustees and officers of the Trust owned less than 1% of the Fund.

Investment Advisory and Other Services

Investment Adviser

Vontobel Asset Management, Inc. (the “Adviser or “Vontobel”) serves as the investment adviser to the Fund. Vontobel is registered as an investment adviser under the 1940 Act and is located at 1540 Broadway, 38th Floor, New York, NY 10036. Vontobel is a wholly-owned subsidiary of Vontobel Holding AG, a Swiss bank holding company which is traded on the Swiss Stock Exchange. As of December 31, 2022, Vontobel had in excess of $23.8 billion in assets under management.

Under the terms of the Trust’s investment advisory agreement with the Adviser (“Advisory Agreement”), the Adviser, subject to the supervision of the Board of Trustees, provides or arranges to be provided to the Fund such investment advice as it deems advisable and will furnish or arrange to be furnished a continuous investment program for the Fund consistent with the Fund’s investment objective and policies. As compensation for management services, the Fund is obligated to pay the Adviser fees computed and accrued daily and paid monthly at the annual rates set forth below:

Percentage of Average Daily Net Assets
0.50% on the first $500 million;
0.45% over $500 million.

For the fiscal years ended September 30, 2022, September 30, 2021, and September 30, 2020, the Fund paid the Adviser the following investment management fees:

	Fees Earned	Fees Waived/Reimbursed
Fiscal Year Ended September 30, 2022	$115,011	$481,888
Fiscal Year Ended September 30, 2021	$113,278	$444,141
Fiscal Year Ended September 30, 2020	$87,237	$467,284

The Advisory Agreement will continue for an initial term of two years, and on a year-to-year basis thereafter, provided that continuance is approved at least annually by specific approval of the Board of Trustees or by vote of the holders of a majority of the outstanding voting securities of the Fund. In either event, it must also be approved by a majority of the Trustees who are neither parties to the Advisory Agreement nor interested persons, as defined in the 1940 Act, at a meeting called for the purpose of voting on such approval. The Advisory Agreement may be terminated at any time without the payment of any penalty by the Board of Trustees or by vote of a majority of the outstanding voting securities of the Fund on not more than 60 days’ written notice to the Adviser. In the event of its assignment, the Advisory Agreement will terminate automatically.

The Adviser has contractually agreed to waive fees and/or reimburse expenses to the extent that total annual operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) exceed the amount specified in the prospectus of the Fund until January 28, 2024. If it becomes unnecessary for the Adviser to waive fees or make reimbursements, the Adviser may recapture any of its prior waivers or reimbursements for a period not to exceed three years from the date on which the waiver or reimbursement was made to the extent that such a recapture does not cause the total annual fund operating expenses (excluding brokerage costs, interest, taxes, dividends, litigation and indemnification expenses, expenses associated with investments in underlying investment companies, and extraordinary expenses) to exceed the applicable expense limitation in effect at time of recoupment or that was in effect at the time of the waiver or reimbursement. The agreement to waive fees and/or reimburse expenses will automatically renew annually from year to year on the effective date of each subsequent annual update to the Fund’s registration statement, until such time as the Adviser provides written notice of non-renewal, and will terminate automatically upon termination of the Advisory Agreement.

The balances of recoverable expenses to Vontobel by the Fund at September 30, 2022 were as follows:

For the:	Expiring	Vontobel
Year Ended September 30, 2020	September 30, 2023	$467,284
Year Ended September 30, 2021	September 30, 2024	444,141
Year Ended September 30, 2022	September 30, 2025	481,888

Balances of Recoverable Expenses to the Adviser		$1,393,313

The Adviser may make payments to banks or other financial institutions that provide shareholder services and administer shareholder accounts. If a bank were prohibited from continuing to perform all or a part of such services, management of the Fund believes that there would be no material impact on the Fund or its shareholders. Banks may charge their customers fees for offering these services to the extent permitted by applicable regulatory authorities, and the overall return to those shareholders availing themselves of the bank services will be lower than to those shareholders who do not. The Fund may from time to time purchase securities issued by banks that provide such services; however, in selecting investments for a Fund, no preference will be shown for such securities.

Portfolio Manager Holdings

Portfolio managers are encouraged to own shares of the Fund they manage. The following table indicates for the Fund the dollar range of shares beneficially owned by the Fund’s portfolio managers as of September 30, 2022.

Individual	Title	None	Dollar Range of Shares in the Fund
			$1 – $10,000	$10,001 – $50,000	$50,001 – $100,000	$100,001 – $500,000	$500,001 – $1,000,000	Over $1,000,000
Matthew Benkendorf	Portfolio Manager							X
Edwin Walczak	Portfolio Manager	X
Chul Chang	Portfolio Manager					X

Other Portfolio Manager Information

The portfolio managers are also responsible for managing other account portfolios in addition to the Fund.

A portfolio manager’s management of other accounts may give rise to potential conflicts of interest in connection with their management of the Fund investments on the one hand and the investments of the other accounts, on the other. The side-by-side management of the Fund and other accounts presents a variety of potential conflicts of interests. For example, the portfolio manager may purchase or sell securities for one portfolio and not another. The performance of securities within one portfolio may differ from the performance of securities in another portfolio.

In some cases, another account managed by the same portfolio manager may compensate the Adviser based on performance of the portfolio held by that account. Performance-based fee arrangements may create an incentive for the Adviser to favor higher fee paying accounts over other accounts, including accounts that are charged no performance-based fees, in the allocation of investment opportunities. The Adviser has adopted policies and procedures that seek to mitigate such conflicts and to ensure that all clients are treated fairly and equally.

Another potential conflict could arise in instances in which securities considered as investments for the Fund are also appropriate investments for other investment accounts managed by the Adviser. When a decision is made to buy or sell a security by the Fund and one or more of the other accounts, the adviser may aggregate the purchase or sale of the securities and will allocate the securities transactions in a manner it believes to be equitable under the circumstances. However, a variety of factors can determine whether a particular account may participate in a particular aggregated transaction. Because of such differences, there may be differences in invested positions and securities held in accounts managed according to similar strategies. When aggregating orders, the Adviser employs procedures designed to ensure accounts will be treated in a fair and equitable manner and no account will be favored over any other. The Adviser has implemented specific policies and procedures to address any potential conflicts.

The following tables indicate the number of accounts and asset under management (in millions) for each type of account for the portfolio manager as of September 30, 2022.

Mr. Benkendorf, Portfolio Manager:
	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	5	0	$3,025	0
Other Pooled Investment Vehicles	27	1	$11,021	$99
Other Accounts	26	0	$8,537	0
Total	58	1	$22,583	$99

Mr. Walczak, Portfolio Manager:
	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	5	0	$4,471	0
Other Accounts	1	0	$1,606	0
Total	6	0	$6,077	0

Mr. Chang, Portfolio Manager:
	Number of Accounts		Assets Under Management (in millions)
Account Type	Total	Subject to a Performance Fee	Total	Subject to a Performance Fee
Registered Investment Companies	0	0	0	0
Other Pooled Investment Vehicles	5	0	$4,471	0
Other Accounts	1	0	$1,606	0
Total	6	0	$6,077	0

Portfolio Manager Compensation

Vontobel offers a competitive compensation structure for our investment team. The team’s total annual compensation includes a base salary as well as a discretionary and/or contractual annual bonus payment. The firm’s portfolio managers and research analysts’ discretionary annual bonus is based on the contribution of their stock ideas to overall portfolio excess return as well as the depth, originality, productivity and quality of research insights gained. In addition, factors such as actual performance versus benchmark, AUM and revenue development as well as cost income ratios are considered. Incentive compensation above a certain threshold is subject to three-year deferral periods. All amounts so deferred must be invested in the same firm-managed funds mentioned above. The amount of such annual bonus payment is determined by the Chief Investment Officer during the annual performance appraisal process.

Trade Allocation

The Adviser manages accounts in addition to the Fund. When the Fund and another of the Adviser’s clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transactions with the same broker on a combined or “blocked” basis. Blocked transactions can produce better execution for the Fund because of increased volume of the transaction.

Fund Services

The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, serves as the Administrator, (the “Administrator”) for the Fund and serves as the Fund’s Transfer Agent, Custodian, and Fund Accounting Agent. The Custodian acts as the Trust’s depository, provides safekeeping of its portfolio securities, collects all income and other payments with respect thereto, disburses funds at the Trust’s request, and maintains records in connection with its duties. The Transfer Agent maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent, and performs other accounting and shareholder service functions. The fees and certain expenses of the Transfer Agent, Custodian, Fund Accounting Agent, and Administrator are paid by the Fund.

For the fiscal years ended September 30, 2022, September 30, 2021, and September 30, 2020, the Fund paid the Administrator the following fees:

	Fees Earned	Fees Waived/Reimbursed
Fiscal Year Ended September 30, 2022	$162,165	$0
Fiscal Year Ended September 30, 2021	$161,000	$0
Fiscal Year Ended September 30, 2020	$166,870	$0

Foreside Fund Officer Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (“ACA Group”), located at 3 Canal Plaza, Suite 100, Portland, ME 04101 provides compliance services and financial controls services for the Fund. Services are provided to the Fund pursuant to written agreement between the Trust, on behalf of the Fund, and ACA Group. The fees are paid by the Fund.

For the fiscal years ended September 30, 2022, September 30, 2021, and September 30, 2020, the Fund paid to Foreside the following fees:

Fees
2022	$150,000
2021	$149,897
2020	$150,103

Distributor

Foreside Financial Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (the “Distributor”), a subsidiary of Foreside Financial Group, LLC, located at 3 Canal Plaza, Suite 100, Portland, Maine 04101, provides distribution services to the Fund pursuant to a distribution agreement with the Trust. Under its agreement with the Trust, the Distributor acts as an agent of the Trust in connection with the offering of the shares of each Fund on a continuous basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor, and its officers, have no role in determining the Fund’s investment policies or which securities to buy or sell. The Adviser, at its own expense, pays the Distributor a fee for distribution-related services.

The Distributor may enter into agreements with selected broker-dealers, banks, or other financial institutions for distribution of shares of the Fund. The Trust in its discretion also may issue shares of the Fund other than through the Distributor in connection with: (i) the payment or reinvestment of dividends or distributions; (ii) any merger or consolidation of the Trust or the Fund with any other investment company or trust or any personal holding company, or the acquisition of the assets of any such entity or another series of the Trust; (iii) any offer of exchange authorized by the Board of the Trustees; (iv) any sales of shares to Trustees and officers of the Trust or to Distributor or such other persons identified in the Prospectus; or (v) the issuance of such shares to a unit investment trust if such unit investment trust has elected to use shares as an underlying investment.

Independent Registered Public Accounting Firm

The firm of Ernst & Young LLP, One Manhattan West, New York, New York, 10001, has been selected as independent registered public accounting firm for the Fund for the fiscal year ending September 30, 2023 in accordance with the requirements of the 1940 Act and the rules thereunder. Ernst & Young LLP will perform an annual audit of the Fund’s financial statements and provides audit and tax services.

Brokerage Allocation and Other Practices

Subject to policies established by the Board of Trustees, the Adviser is responsible for the Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer, and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

All decisions concerning the purchase and sale of securities and the allocation of brokerage commissions on behalf of the Fund are made by the Adviser. In selecting broker-dealers to use for such transactions, the Adviser will seek to achieve the best overall result for the Fund taking into consideration a range of factors that include not just price, but also the broker’s reliability, reputation in the industry, financial standing, infrastructure, research and execution services, and ability to accommodate special transaction needs. The Adviser will use knowledge of the Fund’s circumstances and requirements to determine the factors that the Adviser takes into account for the purpose of providing the Fund with “best execution.”

In selecting qualified broker-dealers to execute brokerage transactions, the Adviser may consider broker-dealers who provide or procure for the Adviser brokerage or research services or products within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended. Such services and products may include fundamental research reports and technical and portfolio analyses. Certain of the brokerage and research services received may benefit some or all of the Adviser’s clients and accounts under the management of the Adviser and may not benefit directly the Fund. Broker-dealers who provide such services may receive a commission which is in excess of the amount of the commission another broker-dealer may have charged if in the judgment of the Adviser the higher commission is reasonable in relation to the value of the brokerage and research services rendered. All commissions paid, regardless of whether the executing broker-dealer provides research services, will generally be within a competitive range for full service brokers.

Over-the-counter transactions will be placed either directly with principal market makers or with broker-dealers, if the same or a better price, including commissions and executions, is available. Fixed income securities are normally purchased directly from the issuer, an underwriter, or a market maker. Purchases include a concession paid by the issuer to the underwriter and the purchase price paid to a market maker may include the spread between the bid and asked prices.

For the fiscal years ended September 30, 2022, September 30, 2021, and September 30, 2020, the Fund paid the following brokerage commissions:

Commissions
2022	$3,708
2021	$3,196
2020	$6,106

Disclosure of Portfolio Holdings

The Fund will not disclose (or authorize its custodian or principal underwriter to disclose) portfolio holdings information to any person or entity except as follows:

•

To persons providing services to the Fund who have a need to know such information in order to fulfill their obligations to the Fund, such as portfolio managers, administrators, custodians, pricing services, proxy voting services, accounting and auditing services, liquidity services, and research and trading services, and the Trust’s Board of Trustees;

•	In connection with periodic reports that are available to shareholders and the public;

•	To mutual fund rating or statistical agencies or persons performing similar functions;

•	Pursuant to a regulatory request or as otherwise required by law; or

•	To persons approved in writing by the President and CCO.

The Fund will disclose its portfolio holdings quarterly, in its annual and semi-annual Reports, as well as in filings with the SEC, in each case no later than 60 days after the end of the applicable fiscal period.

The Fund makes portfolio holdings available, by request, 30 days after month end. Pursuant to policies and procedures adopted by the Board of Trustees, the Fund has ongoing arrangements to release portfolio holdings information on a daily basis to the Adviser, Administrator, Transfer Agent, Fund Accounting Agent and Custodian, and on an as needed basis to other third parties providing services to the Fund. The Adviser, Administrator, Transfer Agent, Fund Accounting Agent, and Custodian receive portfolio holdings information daily in order to carry out the essential operations of the Fund. The Fund discloses portfolio holdings to its auditors, legal counsel, proxy voting services (if applicable), pricing services, printers, parties to merger and reorganization agreements and its agents, and prospective or newly hired investment advisers or sub-advisers. The lag between the date of the information and the date on which the information is disclosed will vary based on the identity of the party to whom the information is disclosed. For instance, the information may be provided to auditors within days of the end of an annual period, while the information may be given to legal counsel at any time.

The Fund, the Adviser, the Transfer Agent, the Fund Accounting Agent, and the Custodian are prohibited from entering into any special or ad hoc arrangements with any person to make available information about the Fund’s portfolio holdings without the specific approval of the Trust’s President and CCO. Any party wishing to release portfolio holdings information on an ad hoc or special basis must submit any proposed arrangement to the CCO, which will review the arrangement to determine: (i) whether the arrangement is in the best interests of the Fund’s shareholders, (ii) whether the information will be kept confidential (based on the factors discussed below), (iii) whether sufficient protections are in place to guard against personal trading based on the information, and (iv) whether the disclosure presents a conflict of interest between the interests of Fund shareholders and those of the Adviser, or any affiliated person of the Fund or the Adviser. The CCO will provide to the Board of Trustees on a quarterly basis a report regarding all portfolio holdings information released on an ad hoc or special basis. Additionally, the Adviser and any affiliated persons of the Adviser, are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Trust’s CCO monitors compliance with these procedures, and reviews their effectiveness on an annual basis.

Information disclosed to third parties, whether on an ongoing or ad hoc basis, is disclosed under conditions of confidentiality. “Conditions of confidentiality” include: (i) confidentiality clauses in written agreements, (ii) confidentiality implied by the nature of the relationship (e.g., attorney-client relationship), (iii) confidentiality required by fiduciary or regulatory principles (e.g., custody relationships), or (iv) understandings or expectations between the parties that the information will be kept confidential. The agreements with the Adviser, Transfer Agent, Fund Accounting Agent, and Custodian contain confidentiality clauses, which the Board and these parties have determined extend to the disclosure of nonpublic information about the Fund’s portfolio holding and the duty not to trade on the non-public information. The Trust believes that these are reasonable procedures to protect the confidentiality of the Fund’s portfolio holdings and will provide sufficient protection against personal trading based on the information.

Determination of Share Price

The price (NAV) of the shares of the Fund is determined at the close of trading of the NYSE, normally 4:00 p.m. ET/3:00 p.m. CT. The NYSE is closed on the following days: Saturdays and Sundays; U.S. national holidays including New Years’ Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Security prices are generally provided by an approved third party pricing service as of the close of the NYSE, normally at 4:00 pm ET, each business day on which the share price of the Fund is calculated (as defined in the Fund’s prospectus).

Equity securities (including options, rights, warrants, futures, and options on futures) traded in the over-the-counter market or on a primary exchange shall be valued at the closing price or last trade price, as applicable, as determined by the primary exchange. If no sale occurred on the valuation date, the securities will be valued at the latest quotations available from the designated pricing vendor as of the closing of the primary exchange. Significant bid-ask spreads or infrequent trading may indicate a lack of readily available market quotations. Securities traded on more than one exchange will first be valued at the last sale price on the principal exchange and then the secondary exchange. The NASD National Market System is considered an exchange. Investments in other open-end registered investment companies are valued at their respective NAV as reported by such companies.

Fixed income securities will be valued at the latest quotations available from the designated pricing vendor. These quotations will be derived by an approved pricing service based on their proprietary calculation models. In the event that market quotations are not readily available for short-term debt instruments, securities with less than 61 days to maturity may be valued at amortized cost as long as there are no credit or other impairments of the issuer.

In the event an approved pricing service is unable to provide a readily available quotation, the security may be priced by an alternative source, such as a broker who covers the security and can provide a daily market quotation. The appropriateness of the alternative source, such as the continued use of the broker, will be reviewed and ratified quarterly by the Adviser as the “valuation designee.” Securities for which quotations are: (1) not readily available, (2) not provided by an approved pricing service or broker, or (3) determined to not accurately reflect their value, are valued by the Adviser using procedures approved by the Board of Trustees.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. Dollar, as of valuation time, as provided by an approved independent pricing service.

Redemption In-Kind

The Fund does not intend to redeem shares in any form except cash. However, if the amount redeemed is over the lesser of

$250,000 or 1% of the Fund’s net assets, the Fund has the right to redeem shares by giving the redeeming shareholder the amount that exceeds the lesser of $250,000 or 1% of the Fund’s net assets in securities instead of cash. In the event that an in-kind distribution is made, a shareholder may incur additional expenses, such as the payment of brokerage commissions, on the sale or other disposition of the securities received from the Fund.

Tax Consequences

The following discussion of certain U.S. federal income tax consequences is general in nature and should not be regarded as an exhaustive presentation of all possible tax ramifications. Each shareholder should consult a qualified tax adviser regarding the tax consequences of an investment in the Fund. The tax considerations relevant to a specific shareholder depend upon the shareholder’s specific circumstances, and the following general summary does not attempt to discuss all potential tax considerations that could be relevant to a prospective shareholder with respect to the Fund or its investments. This general summary is based on the Internal Revenue Code of 1986, as amended (the “IRC”), the U.S. federal income tax regulations promulgated thereunder, and administrative and judicial interpretations thereof as of the date hereof, all of which are subject to change (potentially on a retroactive basis).

The Fund intends to qualify each year as a regulated investment company under Subchapter M of the IRC, which requires compliance with certain requirements concerning the sources of its income, diversification of its assets, and the amount and timing of its distributions to shareholders. Such qualification does not involve supervision of management or investment practices or policies by any government agency or bureau. By so qualifying, the Fund should not be subject to federal income or excise tax on its net investment income or net realized capital gain, which are distributed to shareholders in accordance with the applicable timing requirements.

The Fund intends to distribute substantially all of its net investment income (including any excess of net short-term capital gains over net long-term capital losses) and net realized capital gain (that is, any excess of net long-term capital gains over net short-term capital losses) in accordance with the timing requirements imposed by the IRC and therefore should not be required to pay any federal income or excise taxes. Net realized capital gain for a fiscal year is computed by taking into account any capital loss carryforward of the Fund.

To be treated as a regulated investment company under Subchapter M of the IRC, the Fund must also: (a) derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, net income from certain publicly traded partnerships and gains from the sale or other disposition of securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the business of investing in such securities or currencies, and (b) diversify its holdings so that, at the end of each fiscal quarter; (1) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities and securities of other regulated investment companies, and other securities (for purposes of this calculation, generally limited in respect of any one issuer, to an amount not greater than 5% of the market value of the Fund’s assets and 10% of the outstanding voting securities of such issuer) and (2) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of: (i) any one issuer (ii) two or more issuers which the Fund controls and which are determined to be engaged in the same or similar trades or businesses, or (iii) the securities of certain publicly traded partnerships.

If the Fund fails to qualify as a regulated investment company under Subchapter M in any fiscal year, it may be treated as a corporation for federal income tax purposes. As such, the Fund would be required to pay income taxes on its net investment income and net realized capital gains, if any, at the rates generally applicable to corporations. Shareholders of the Fund generally would not be liable for income tax on the Fund’s net investment income or net realized capital gains in their individual capacities. However, distributions to shareholders, whether from the Fund’s net investment income or net realized capital gains, would be treated as taxable dividends to the extent of current or accumulated earnings and profits of the Fund.

As a regulated investment company, the Fund is subject to a 4% nondeductible excise tax on certain undistributed amounts of ordinary income and net realized capital gain under a prescribed formula contained in Section 4982 of the IRC. The formula requires payment to shareholders during a calendar year of distributions representing at least 98% of the Fund’s ordinary income for the calendar year and at least 98.2% of its net realized capital gain (i.e., the excess of its capital gains over capital losses) realized during the one-year period ending October 31 during such year plus 100% of any income that was neither distributed nor taxed to the Fund during the preceding calendar year. Under ordinary circumstances, the Fund expects to time its distributions so as to avoid liability for this tax.

The following discussion of U.S. federal income tax consequences is for the general information of shareholders that are U.S. persons and are subject to tax. Shareholders that are invested in IRAs or other qualified retirement plans are exempt from income taxation under the IRC. Shareholders that are non-U.S. persons, IRAs, or other qualified retirement plans should consult their own tax advisers regarding the tax consequences of an investment in the Fund.

Distributions of taxable net investment income (including the excess of net short-term capital gain over net long-term realized capital loss) generally are taxable to shareholders at ordinary income tax rates. However, distributions by the Fund to a non-corporate shareholder may be subject to income tax at the shareholder’s applicable tax rate for long-term capital gain, to the extent that the Fund receives qualified dividend income on the securities it holds, the Fund properly designates the distribution as qualified dividend income, and the Fund and the non-corporate shareholder receiving the distribution meets certain holding period and other requirements. Distributions of taxable net investment income (including qualified dividend income) may be subject to an additional 3.8% Medicare tax as discussed below.

Distributions of net realized capital gain (“capital gain dividends”) generally are taxable to shareholders as long-term capital gain, regardless of the length of time the shares of the Trust have been held by such shareholders. Under current law, capital gain dividends recognized by a non-corporate shareholder generally will be taxed at a maximum income tax rate of 20% and may be subject to an additional 3.8% Medicare tax as discussed below. Capital gains of corporate shareholders are taxed at the same rate as ordinary income.

Distributions of taxable net investment income and net realized capital gain will be taxable as described above, whether received in additional cash or shares. All distributions of taxable net investment income and net realized capital gain, whether received in shares or in cash, must be reported by each taxable shareholder on his or her federal income tax return. Dividends or distributions declared in October, November, or December as of a record date in such a month, if any, will be deemed to have been received by shareholders on December 31, if paid during January of the following year. Redemptions of shares may result in tax consequences (gain or loss) to the shareholder and are also subject to these reporting requirements.

Redemption of Fund shares by a shareholder will result in the recognition of taxable gain or loss in an amount equal to the difference between the amount realized and the shareholder’s tax basis in the shareholder’s Fund shares. Such gain or loss is treated as a capital gain or loss if the shares are held as capital assets. However, any loss realized upon the redemption of shares within six months from the date of their purchase will be treated as a long-term capital loss to the extent of any amounts treated as capital gain dividends during such six-month period. All or a portion of any loss realized upon the redemption of shares may be disallowed to the extent shares are purchased (including shares acquired by means of reinvested dividends) within 30 days before or after such redemption.

Under the IRC, the Fund will be required to report to the Internal Revenue Service (“IRS”) all distributions of taxable income and net realized capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of certain exempt shareholders. Under the backup withholding provisions of Section 3406 of the IRC, distributions of taxable net investment income and net realized capital gain and proceeds from the redemption or exchange of the shares of the Fund may be subject to withholding of federal income tax (currently, at a rate of 24%) in the case of non-exempt shareholders who fail to furnish the investment company with their taxpayer identification numbers and with required certifications regarding their status under the federal income tax law, or if the Fund is notified by the IRS or a broker that withholding is required due to an incorrect TIN or a previous failure to report taxable interest or dividends. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld.

An additional 3.8% Medicare tax generally will be imposed on certain net investment income (including ordinary dividends, qualified dividend income and capital gain distributions received from the Fund, and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates, and trusts to the extent that any such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts. Shareholders should consult their tax advisers about the application of federal, state, local, and foreign tax law in light of their particular situation.

Should additional series, or funds, be created by the Trustees, the Fund would be treated as a separate tax entity for federal tax purposes.

Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by the Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. The Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of the Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

Shareholders should consult their tax advisers about the application of federal, state, local, and foreign tax law in light of their particular situation.

For federal income tax purposes, the Fund is permitted to carry forward net long-term and short-term capital losses realized in a taxable year to offset its own capital gains, if any, in years following the year of the loss. As of the end of tax year ended September 30, 2022, the Fund had no short-term capital loss carry forwards (“CLCFs”) and long-term CLCFs for federal income tax purposes

Proxy Voting Policies and Procedures

The Board of Trustees has delegated responsibilities for decisions regarding proxy voting for securities held by the Fund to the Adviser, subject to the general oversight of the Board. The Adviser has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended, consistent with its fiduciary obligations. The Board of Trustees periodically reviews the Proxy Policy. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised prudently and solely in the best economic interests of the Fund and its shareholders considering all relevant factors and without undue influence from individuals or groups who may have an economic interest in the outcome of a proxy vote. Any conflict between the best economic interests of the Fund and the Adviser’s interests will be resolved in the Fund’s favor pursuant to the Proxy Policy.

The Adviser’s proxy voting policies and procedures are attached as Appendix A.

Investors may obtain a copy of the proxy voting policies and procedures by writing to the Trust in the name of the pertinent Fund c/o The Northern Trust Company, P.O. Box 4766, Chicago, Illinois 60680-4766 or by calling the Trust at 866-252-5393 (toll free) or 312-630-6583. Information about how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust at 866-252-5393 (toll free) or 312-630-6583 and on the SEC’s website at http://www.sec.gov.

Financial Statements

The audited financial statements, including the financial highlights appearing in the Annual Report to Shareholders of the Fund, for the fiscal period ended September 30, 2022 are incorporated herein by reference. The Fund will provide the Annual Report without charge at written request or request by telephone.

Appendix A – Policy for Proxy Voting

Policy

VAMUS recognizes that the act of managing assets of clients consisting of common stock includes the voting of proxies related to the stock. VAMUS believes that strong governance provides the backbone to a sustainable business. As stewards of capital, VAMUS regards the accountability of the board to a company’s shareholders, and of management to the board, as vital links to help protect the long-term interests of clients. Where a client has delegated to VAMUS the power to vote portfolio securities in its portfolio, VAMUS will vote the proxies in a manner that is in the best interests of the client. In order to fulfill this responsibility, VAMUS has implemented the following proxy voting procedures.

Procedures

The CCO or designee shall identify those client portfolios for which VAMUS is responsible for voting proxies by reviewing the client’s IMA. Unless the power to vote proxies for a client is reserved to that client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries), VAMUS is responsible for voting the proxies related to that portfolio.

Use of Third-Party Proxy Voting Service (ISS)

VAMUS has retained Institutional Shareholder Services, Inc. (“ISS”), an independent third-party proxy voting service to provide research or other assistance with voting client proxies, and/or to vote client proxies outright only after VAMUS:

•	Obtains and reviews the proxy voting policies and procedures of ISS;

•	Determines that ISS has the capacity and competency to analyze proxy issues;

•	Obtains sufficient information from ISS initially and on an ongoing basis to conclude that they are independent and can make recommendations in an impartial manner;

•

Requires ISS to disclose any relevant facts concerning its relationships, if any, with issuers of publicly traded securities that are the subject of the proxy (e.g., the amount of compensation the ISS receives from such issuers);

•	Obtains representations from ISS that it faced no conflict of interest with respect to recommendations or votes, and that it will promptly inform VAMUS if there is a conflict of interest; and

•	Obtains representations from ISS that no member of its staff providing services to issuers of publicly traded companies plays a role in the preparation of its analyses or vote on proxy issues.

Proxy Voting Guidelines and Conflicts of Interest

VAMUS has elected to delegate the power to execute the vote of proxies related to client portfolios to ISS. Having made this delegation, VAMUS shall ensure that:

•	Proxies and ballots are delivered directly to ISS whenever feasible; and

•

ISS represents that prior to voting, it will verify whether its voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries).

VAMUS bases its voting on ISS’s Sustainability Policy. In addition to the Sustainability Policy, VAMUS also has custom policies covering circumstances that may not be consistently addressed by the ISS.

In most cases, client proxies will be voted in accordance with the recommendation of the ISS Sustainability Policy, but VAMUS reserves the right to disagree or override a recommendation if it sees fit. In those instances, a written document is provided to the CCO or designee which includes the research presented, discussion points and final decision regarding the vote. The CCO or designee shall be responsible for ensuring that such documentation is prepared and maintained by the firm.

In no event shall VAMUS take any action to countermand or affect a voting recommendation or decision by ISS if a conflict of interest exists between VAMUS and a client on a particular matter. Examples of situations where a conflict may exist include:

•	Business relationships, where VAMUS manages money for a public company or pension assets of the company;

•	Personal relationships, where a VAMUS person has a personal relationship with a public company’s officers, directors, or candidates for officer or directorship; and

A-1

•	Familial relationships, where a VAMUS person has a known familial relationship relating to a public company (e.g., a spouse is employed by a public company).

Such conflicts can arise, for example, when a particular proxy vote pits the interests of VAMUS against those of a client, such as where the issue of fees to VAMUS is involved. Conflicts of interest can arise in many other ways as well. Whenever VAMUS detects an actual or potential material conflict between the interests of a client and the interests of VAMUS, VAMUS will review the conflict or potential conflict to determine whether a conflict in fact exists and what to do about the identified conflict. Where a conflict has been identified, VAMUS will use one of the following methods to resolve the conflict, provided such method results in a decision to vote the proxies that is solely based on the client’s best interests:

1.	Vote proxies based upon the original recommendation of ISS; or

2.	Engage or request the client to engage another party to determine how the proxies should be voted.

Whenever a conflict of interest is considered and resolved, the CCO or designee shall provide a written document which includes the research presented, discussion points and final decision regarding the vote. The CCO or designee shall maintain proper documentation of the meeting and be responsible for ensuring that such documentation is prepared and maintained by the firm.

Supervision of ISS

On an annual basis, the CCO or designee will obtain a certification or other information from ISS to ascertain whether ISS (i) has the capacity and competency to adequately analyze proxy issues, (ii) remains independent and can make recommendations in an impartial manner, and (iii) is in compliance with all other contractual obligations. Additionally, the CCO or designee may periodically:

•

Verify that proxies for the securities held in client portfolios have been received and voted in a manner consistent with the proxy voting policies and procedures of ISS and the guidelines (if any) issued by the client (or in the case of an employee benefit plan, the plan’s trustee or other fiduciaries);

•	Review the files to verify that records of the voting of the proxies have been properly maintained; and

•	Provide a written report for each client that requests such a report reflecting the manner in which the client’s proxies have been voted.

As a US registered investment adviser, VAMUS shall, in its Form ADV (a copy of which shall be distributed both initially and annually to each client), describe its proxy voting process and explain how clients can obtain information from VAMUS regarding how their securities were voted.

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PART C

OTHER INFORMATION

Item 28. Exhibits.

(a)	Articles of Incorporation.

(i)	Certificate of Conversion, which was filed as an Exhibit to Registrant’s Amendment No. 58 dated August 7, 2017, is hereby incorporated by reference.

(ii)	Fourth Amended and Restated Agreement and Declaration of Trust dated March 10, 2022 is filed herewith.

(b)	By-Laws.

(i)	Registrant’s Second Amended By-Laws dated June 21, 2018, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 75 dated January 28, 2019, is hereby incorporated by reference.

(ii)

Amendment to Registrant’s Second Amended By-Laws dated December 14, 2018, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 75 dated January 28, 2019, is hereby incorporated by reference.

(c)	Instruments Defining Rights of Security Holder. None other than in the Declaration of Trust and By-Laws of the Registrant.

(d)	Investment Advisory Contracts.

(i)

Amended and Restated Investment Advisory Agreement between Registrant and Vontobel Asset Management, Inc. dated March 31, 2017, which was filed as an Exhibit to Registrant’s Amendment No. 61 dated January 11, 2018, is incorporated by reference.

(ii)

First Amended Schedule A to the Amended and Restated Investment Advisory Agreement dated March 7, 2018, which was filed as an Exhibit to Registrant’s Amendment No. 70 dated March 27, 2018, is hereby incorporated by reference.

(iii)

Second Amended Schedule A to Amended and Restated Investment Advisory Agreement dated June 11, 2019 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 83 dated January 24, 2020, is hereby incorporated by reference.

(e)	Underwriting Contracts.

(i)

Distribution Agreement between Registrant, on behalf of the Funds advised by Vontobel Asset Management, Inc., and BHIL Distributors, LLC, dated July 31, 2016, which was filed as an Exhibit to Registrant’s Amendment No. 53 dated January 28, 2017, is incorporated by reference.

(ii)	First Amendment to Distribution Agreement dated March 31, 2017, which was filed as an Exhibit to Registrant’s Amendment No. 61 dated January 11, 2018, is incorporated by reference.

(iii)	Second Amendment to Distribution Agreement dated March 7, 2018 was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 75 dated January 28, 2019, is hereby incorporated by reference.

(iv)	Third Amendment to Distribution Agreement dated June 11, 2019 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 83 dated January 24, 2020, is hereby incorporated by reference.

(v)

Novation of Distribution Agreement between Registrant, on behalf of the Funds advised by Vontobel Asset Management, Inc., and BHIL Distributors, LLC, which was filed as an Exhibit to Registrant’s Amendment No. 61 dated January 11, 2018, is incorporated by reference.

(vi)

Novation of Distribution Agreement between the Registrant, on behalf of the Fund advised by Vontobel Asset Management, Inc. and Foreside Financial Services, LLC which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 102 filed on January 27, 2022, is hereby incorporated by reference.

(vii)

Distribution Services Agreement between Vontobel Asset Management, Inc. and BHIL Distributors, LLC, dated July 31, 2016, which was filed as an Exhibit to Registrant’s Amendment No. 53 dated January 28, 2017, is incorporated by reference.

(viii)	Form of Dealer’s Agreement, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 75 dated January 28, 2019, is hereby incorporated by reference.

(f)	Bonus or Profit Sharing Contracts. None.

(g)	Custodial Agreement.

(i)

Amended and Restated Custody Agreement between Registrant, on behalf of the series managed by Vontobel Asset Management, Inc., and The Northern Trust Company dated March 31, 2017, which was filed as an Exhibit to Registrant’s Amendment No. 61 dated January 11, 2018, is incorporated by reference.

(ii)	Amendment to Amended and Restated Custody Agreement dated March 7, 2018, which was filed as an Exhibit to Registrant’s Amendment No. 70 dated March 27, 2018, is hereby incorporated by reference.

(iii)

Second Amendment to Amended and Restated Custody Agreement dated June 11, 2019 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 83 dated January 24, 2020, is hereby incorporated by reference.

(iv)

Third Amendment to Amended and Restated Custody Agreement and Fourth Amendment to Amended and Restated Transfer Agency and Service Agreement dated September 11, 2019 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 83 dated January 24, 2020, is hereby incorporated by reference.

(v)

Amendment to Amended and Restated Custody Agreement Fourth dated December 12, 2019 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 83 dated January 24, 2020, is hereby incorporated by reference.

(h)	Other Material Contracts.

(i)

Amended and Restated Transfer Agency and Service Agreement between the Registrant, on behalf of the series managed by Vontobel Asset Management, Inc., and The Northern Trust Company dated December 14, 2016, which was filed as an Exhibit to Registrant’s Amendment No. 53 dated January 28, 2017, is incorporated by reference.

(ii)

Amendment to Amended and Restated Transfer Agency and Service Agreement dated March 31, 2017, which was filed as an Exhibit to Registrant’s Amendment No. 61 dated January 11, 2018, is incorporated by reference.

(iii)

Amendment to Amended and Restated Transfer Agency and Service Agreement dated March 7, 2018, which was filed as an Exhibit to Registrant’s Amendment No. 70 dated March 27, 2018, is hereby incorporated by reference.

(iv)

Third Amendment to Amended and Restated Transfer Agency and Service Agreement dated June 11, 2019 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 83 dated January 24, 2020, is hereby incorporated by reference.

(v)

Amended and Restated Fund Administration and Accounting Services Agreement between Registrant, on behalf of the series managed by Vontobel Asset Management, Inc., and The Northern Trust Company dated December 14, 2016, which was filed as an Exhibit to Registrant’s Amendment No. 53 dated January 28, 2017, is incorporated by reference.

(vi)

Amendment to Amended and Restated Fund Administration and Accounting Services Agreement dated March 31, 2017, which was filed as an Exhibit to Registrant’s Amendment No. 61 dated January 11, 2018, is incorporated by reference.

(vii)

Second Amendment to Amended and Restated Fund Administration and Accounting Services Agreement dated April 2, 2018, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 75 dated January 28, 2019, is hereby incorporated by reference.

(viii)

Third Amendment to Amended and Restated Fund Administration and Accounting Services Agreement dated September 20, 2018, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 75 dated January 28, 2019, is hereby incorporated by reference.

(ix)

Fourth Amendment to Amended and Restated Fund Administration and Accounting Services Agreement dated June 11, 2019 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 83 dated January 24, 2020, is hereby incorporated by reference.

(x)

Second Amended and Restated Services Agreement for Trust and Regulatory Governance between Registrant, on behalf of the series managed by Vontobel Asset Management, Inc., and Foreside Fund Officer Services, LLC dated September 20, 2018, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 75 dated January 28, 2019, is hereby incorporated by reference.

(xi)

First Amendment to Second Amended and Restated Services Agreement for Trust and Regulatory Governance dated March 6, 2019 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 83 dated January 24, 2020, is hereby incorporated by reference.

(xii)

Second Amendment to Second Amended and Restated Services Agreement for Trust and Regulatory Governance dated June 11, 2019 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 83 dated January 24, 2020, is hereby incorporated by reference.

(xiii)

Expense Limitation Agreement dated November 14, 2014 between Registrant and Vontobel Asset Management, Inc., on behalf of the Vontobel International Equity Institutional Fund and the Vontobel Global Equity Institutional Fund, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 75 dated January 28, 2019, is hereby incorporated by reference.

(xiv)

First Amended Schedule A to the Expense Limitation Agreement dated as of March 15, 2016 which was filed as an Exhibit to Registrant’s Amendment No. 53 dated January 28, 2017, is incorporated by reference.

(xv)

Second Amended Schedule A to the Expense Limitation Agreement dated as of March 7, 2018, which was filed as an Exhibit to Registrant’s Amendment No. 70 dated March 27, 2018, is hereby incorporated by reference.

(xvi)	Second Amendment to the Expense Limitation Agreement dated March 31, 2017, which was filed as an Exhibit to Registrant’s Amendment No. 61 dated January 11, 2018, is incorporated by reference.

(xvii)

Third Amended Schedule A to the Expense Limitation Agreement dated as of June 11, 2019 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 83 dated January 24, 2020, is hereby incorporated by reference.

(xviii)

Third Amendment to the Expense Limitation Agreement dated June 11, 2020 which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 96 dated January 27, 2021, is hereby incorporated by reference.

(i)	Legal Opinion and Consent.

(i)	Legal Opinion of Thompson Hine LLP, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 30 dated January 28, 2015, is hereby incorporated by reference.

(ii)	Legal Consent is filed herewith.

(j)	Other Opinions.

(i)	Auditor’s consent is filed herewith.

(k)	Omitted Financial Statements. None.

(l)	Initial Capital Agreements.

(i)

Subscription Agreement between the Trust and the Initial Investor, which was filed as an Exhibit to Registrant’s Pre-Effective Amendment No. 1 dated September 7, 2011, is hereby incorporated by reference.

(m)	Rule 12b-1 Plan: None.

(n)	Rule 18f-3 Plan: None

(o)	Reserved.

(p)	Code of Ethics.

(i)

Code of Ethics of the Registrant. Registrant’s Amended Code of Ethics dated June 10, 2014, which was filed as an Exhibit to Registrant’s Post-Effective Amendment No. 22 on August 11, 2014, is hereby incorporated by reference.

(ii)	Code of Ethics of the Distributor. Foreside Financial Group, LLC Code of Ethics dated June 24, 2022 is filed herewith.

(iii)	Code of Ethics of the Adviser. Vontobel Asset Management Inc—Code of Ethics dated July 2022 is filed herewith.

(q)	Powers of Attorney for D’Ray Moore, Robert Gordon, and Steven R. Sutermeister are filed herewith.

Item 29. Control Persons. None.

Item 30. Indemnification.

Reference is made to Article VII of the Registrant’s Agreement and Declaration of Trust. The application of these provisions is limited by the following undertaking set forth in the rules promulgated by the Securities and Exchange Commission.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in such Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in such Act and will be governed by the final adjudication of such issue. The Registrant may maintain a standard mutual fund and investment advisory professional and directors and officers liability policy. The policy, if maintained, would provide coverage to the Registrant, its Trustees and officers, and could cover its advisers, among others. Coverage under the policy would include losses by reason of any act, error, omission, misstatement, misleading statement, neglect or breach of duty.

Item 31. Business and Other Connections of Investment Adviser.

Vontobel Asset Management Inc., 1540 Broadway, 38th Floor, New York, NY 10036 is registered as an investment adviser. Additional information about the adviser and its officers is incorporated by reference, respectively, to the Statement of Additional Information filed herewith, and the adviser’s Form ADV, file number 801-21953. Neither the adviser, nor its officers or directors, have engaged in another business of a substantial nature during the last two years.

Item 32. Principal Underwriter.

(a) Foreside Financial Services, LLC (f/k/a/ BHIL Distributors, LLC), a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1. 13D Activist Fund, Series of Northern Lights Fund Trust

2. 2nd Vote Funds

3. AAMA Equity Fund, Series of Asset Management Fund

4. AAMA Income Fund, Series of Asset Management Fund

5. Advisers Investment Trust

6. Alpha Alternative Assets Fund

7. AltShares Trust

8. Boston Trust Walden Funds (f/k/a The Boston Trust & Walden Funds)

9. Bow River Capital Evergreen Fund

10. Constitution Capital Access Fund, LLC

11. Conversus StepStone Private Markets

12. Cook & Bynum Funds Trust

13. Datum One Series Trust

14. Diamond Hill Funds

15. Driehaus Mutual Funds

16. Engine No. 1 ETF Trust

17. FMI Funds, Inc.

18. FlowStone Opportunity Fund

19. Inspire 100 ETF, Series of Northern Lights Fund Trust IV

20. Inspire Corporate Bond Impact ETF, Series of Northern Lights Fund Trust IV

21. Inspire Faithward Mid Cap Momentum ETF, Series of Northern Lights Fund Trust IV

22. Inspire Fidelis Multi Factor ETF, Series of Northern Lights Fund Trust IV

23. Inspire Global Hope ETF, Series of Northern Lights Fund Trust IV

24. Inspire International ESG ETF, Series of Northern Lights Fund Trust IV

25. Inspire Small Mid Cap Impact ETF, Series of Northern Lights Fund Trust IV

26. Inspire Tactical Balanced ESG ETF, Series of the Northern Lights Fund Trust IV

27. Monachil Credit Income Fund

28. Pax World Funds Series Trust

29. Pax World Funds Series Trust III

30. PPM Funds

31. Praxis Mutual Funds

32. Primark Private Equity Investments Fund

33. Rimrock Funds Trust

34. SA Funds – Investment Trust

35. Sequoia Fund, Inc.

36. Siren ETF Trust

37. Simplify Exchange Traded Funds

38. Zacks Trust

(b) The following are the Officers and Manager of the Distributor. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	President/Manager	None

Chris Lanza	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Kate Macchia	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Susan K. Moscaritolo	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Kelly B. Whetstone	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Susan L. LaFond	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Treasurer	None

(c) Not applicable.

Item 33. Location of Accounts and Records.

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder will be maintained by the Registrant at 50 S. LaSalle St., Chicago, IL 60603 and/or by the Registrant’s administrator, transfer agent, fund accounting agent and custodian, The Northern Trust Company, 50 S. LaSalle St., Chicago, IL 60603; the Registrant’s compliance and financial control services service provider, Foreside Fund Officer Services, LLC, a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group), located at 3 Canal Plaza, Suite 100, Portland, Maine 04101; the Registrant’s distributor Foreside Financial Services, LLC , a wholly owned subsidiary of Foreside Financial Group, LLC (d/b/a ACA Group) (formerly known as BHIL Distributors, LLC), 3 Canal Plaza, Suite 100, Portland, Maine 04101; and Vontobel Asset Management Inc., 1540 Broadway, 38th Floor, New York, NY 10036 for certain records of the Vontobel U.S. Equity Institutional Fund.

Item 34. Management Services. Not applicable.

Item 35. Undertakings. None

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and that it has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Chicago, State of Illinois, on the 26th day of January, 2023.

Advisers Investment Trust

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Barbara J. Nelligan	President	January 26, 2023
Barbara J. Nelligan	(Principal Executive Officer)

Robert Gordon	Trustee	January 26, 2023
Robert Gordon*

D’Ray Moore	Trustee	January 26, 2023
D’Ray Moore*

Steven R. Sutermeister	Trustee	January 26, 2023
Steven R. Sutermeister*

/s/ Troy A. Sheets	Treasurer	January 26, 2023
Troy A. Sheets	(Principal Financial Officer)

By:	/s/ Barbara J. Nelligan
Barbara J. Nelligan, as Attorney-in-Fact

*	Pursuant to Power of Attorney

EXHIBIT INDEX

1. Fourth Amended and Restated Agreement and Declaration of Trust dated March 10, 2022	Exhibit (a)(ii)

2. Legal Consent	Exhibit (i)(ii)

3. Auditor’s Consent	Exhibit (j)(i)

4. Code of Ethics of the Distributor. Foreside Financial Group, LLC Code of Ethics dated June 24, 2022	Exhibit (p)(ii)

5. Code of Ethics of the Adviser. Vontobel Asset Management Inc - Code of Ethics dated July 2022	Exhibit (p)(iii)

6. Powers of Attorney for D’Ray Moore, Robert Gordon, and Steven R. Sutermeister	Exhibit (q)